 -------------------------------------------------------------------------------- THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MULTI-SECTOR INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Multi-Sector Income Trust, including the statement of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Multi-Sector Income Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP Denver, Colorado December 16, 2004 STATEMENT OF INVESTMENTS October 31, 2004 -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- U.S. GOVERNMENT SECTOR--7.3% -------------------------------------------------------------------------------- U.S. GOVERNMENT OBLIGATIONS--7.3% Federal Home Loan Mortgage Corp. Nts., 3.75%, 7/15/09 [EUR] 470,000 $ 614,210 -------------------------------------------------------------------------------- Federal National Mortgage Assn. Unsec. Nts.: 1.80%, 5/27/05 550,000 548,672 4.25%, 7/15/07 1 4,175,000 4,312,625 6%, 5/15/08 2,000,000 2,182,644 7.25%, 5/15/30 385,000 492,288 -------------------------------------------------------------------------------- Resolution Funding Corp. Federal Book Entry Principal Strips, 5.85%, 1/15/21 2 715,000 313,405 -------------------------------------------------------------------------------- Tennessee Valley Authority Bonds: Series A, 6.79%, 5/23/12 5,577,000 6,482,543 Series C, 4.75%, 8/1/13 650,000 667,560 Series C, 6%, 3/15/13 625,000 698,778 -------------------------------------------------------------------------------- U.S. Treasury Bonds, 5.375%, 2/15/31 143,000 155,362 -------------------------------------------------------------------------------- U.S. Treasury Nts.: 2.50%, 9/30/06 3,175,000 3,173,390 2.75%, 7/31/06 387,000 388,920 2.75%, 8/15/07 3 574,000 573,866 ------------- Total U.S. Government Sector (Cost $20,557,130) 20,604,263 SHARES -------------------------------------------------------------------------------- CORPORATE SECTOR--30.6% -------------------------------------------------------------------------------- COMMON STOCKS--0.4% AboveNet, Inc. 4 86 2,107 -------------------------------------------------------------------------------- Broadwing Corp. 4 344 1,957 -------------------------------------------------------------------------------- Capital Gaming International, Inc. 4,5 18 -- -------------------------------------------------------------------------------- Cebridge Connections Holding LLC 4,7 793 -- -------------------------------------------------------------------------------- Covad Communications Group, Inc. 4 6,198 9,297 -------------------------------------------------------------------------------- Crunch Equity Holdings, Cl. A 4,5 120 156,133 -------------------------------------------------------------------------------- Dobson Communications Corp., Cl. A 4 34,718 46,175 -------------------------------------------------------------------------------- Equinix, Inc. 4 3,873 145,973 -------------------------------------------------------------------------------- Globix Corp. 4 6,880 17,922 -------------------------------------------------------------------------------- ICO Global Communication Holdings Ltd. 4 24,061 2,406 -------------------------------------------------------------------------------- Leap Wireless International, Inc. 4 1,501 30,245 -------------------------------------------------------------------------------- Manitowoc Co., Inc. (The) 173 6,107 -------------------------------------------------------------------------------- MCI, Inc. 815 14,059 -------------------------------------------------------------------------------- NTL, Inc. 4 3,879 257,992 -------------------------------------------------------------------------------- Orbital Sciences Corp. 4 651 6,738 -------------------------------------------------------------------------------- Pioneer Cos., Inc. 4 5,655 89,688 -------------------------------------------------------------------------------- Polymer Group, Inc., Cl. A 4 8,013 98,480 -------------------------------------------------------------------------------- Prandium, Inc. 4 14,499 435 9 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- COMMON STOCKS Continued Star Gas Partners LP 220 $ 1,538 -------------------------------------------------------------------------------- Sterling Chemicals, Inc. 4,5 264 6,494 -------------------------------------------------------------------------------- TVMAX Holdings, Inc. 4,5 2,500 14,688 -------------------------------------------------------------------------------- UnitedGlobalCom, Inc., Cl. A 4 53,053 396,836 -------------------------------------------------------------------------------- WRC Media Corp. 4,5 676 14 -------------------------------------------------------------------------------- XO Communications, Inc. 4 1,091 3,273 ------------- 1,308,557 PRINCIPAL AMOUNT -------------------------------------------------------------------------------- CORPORATE BONDS AND NOTES--29.4% -------------------------------------------------------------------------------- CONSUMER DISCRETIONARY--8.6% -------------------------------------------------------------------------------- AUTO COMPONENTS--1.3% ArvinMeritor, Inc., 8.75% Sr. Unsec. Unsub Nts., 3/1/12 $ 300,000 336,000 -------------------------------------------------------------------------------- Collins & Aikman Floorcoverings, Inc., 9.75% Sr. Sub. Nts., Series B, 2/15/10 200,000 214,750 -------------------------------------------------------------------------------- Dana Corp., 9% Unsec. Nts., 8/15/11 600,000 717,000 -------------------------------------------------------------------------------- Dura Operating Corp.: 8.625% Sr. Nts., Series B, 4/15/12 400,000 414,500 9% Sr. Unsec. Sub. Nts., Series D, 5/1/09 600,000 577,500 -------------------------------------------------------------------------------- Eagle-Picher, Inc., 9.75% Sr. Nts., 9/1/13 200,000 204,000 -------------------------------------------------------------------------------- Lear Corp., 8.11% Sr. Unsec. Nts., Series B, 5/15/09 700,000 804,581 -------------------------------------------------------------------------------- Stoneridge, Inc., 11.50% Sr. Nts., 5/1/12 200,000 230,000 -------------------------------------------------------------------------------- Tenneco Automotive, Inc., 10.25% Sr. Sec. Nts., Series B, 7/15/13 100,000 117,000 -------------------------------------------------------------------------------- United Components, Inc., 9.375% Sr. Sub. Nts., 6/15/13 100,000 109,000 ------------- 3,724,331 -------------------------------------------------------------------------------- HOTELS, RESTAURANTS & LEISURE--2.0% Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08 5 400,000 358,000 -------------------------------------------------------------------------------- Aztar Corp., 9% Sr. Unsec. Sub. Nts., 8/15/11 250,000 281,250 -------------------------------------------------------------------------------- Boyd Gaming Corp., 8.75% Sr. Sub. Nts., 4/15/12 200,000 227,000 -------------------------------------------------------------------------------- Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/1995 4,5,6 5,500 -- -------------------------------------------------------------------------------- Choctaw Resort Development Enterprise (The), 7.25% Sr. Nts., 11/15/19 7,11 100,000 102,625 -------------------------------------------------------------------------------- Domino's, Inc., 8.25% Sr. Unsec. Sub. Nts., 7/1/11 145,000 159,500 -------------------------------------------------------------------------------- Hilton Hotels Corp.: 7.625% Nts., 5/15/08 200,000 224,306 7.625% Nts., 12/1/12 200,000 235,620 -------------------------------------------------------------------------------- Isle of Capri Casinos, Inc., 9% Sr. Sub. Nts., 3/15/12 200,000 225,000 -------------------------------------------------------------------------------- John Q. Hammons Hotels, Inc., 8.875% Sr. Nts., Series B, 5/15/12 200,000 231,000 -------------------------------------------------------------------------------- La Quinta Properties, Inc., 7% Sr. Nts., 8/15/12 7 75,000 80,906 -------------------------------------------------------------------------------- Mandalay Resort Group, 10.25% Sr. Unsec. Sub. Nts., Series B, 8/1/07 500,000 572,500 10 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- HOTELS, RESTAURANTS & LEISURE Continued MGM Mirage, Inc.: 5.875% Sr. Nts., 2/27/14 $ 200,000 $ 198,250 9.75% Sr. Unsec. Sub. Nts., 6/1/07 150,000 169,500 -------------------------------------------------------------------------------- Mohegan Tribal Gaming Authority, 6.375% Sr. Sub. Nts., 7/15/09 150,000 157,875 -------------------------------------------------------------------------------- Penn National Gaming, Inc., 8.875% Sr. Sub. Nts., 3/15/10 300,000 332,250 -------------------------------------------------------------------------------- Pinnacle Entertainment, Inc., 8.25% Sr. Unsec. Sub. Nts., 3/15/12 250,000 259,375 -------------------------------------------------------------------------------- Six Flags, Inc.: 8.875% Sr. Unsec. Nts., 2/1/10 250,000 240,625 9.625% Sr. Nts., 6/1/14 9,000 8,640 9.75% Sr. Nts., 4/15/13 50,000 48,438 -------------------------------------------------------------------------------- Starwood Hotels & Resorts Worldwide, Inc., 7.875% Sr. Nts., 5/1/12 400,000 471,000 -------------------------------------------------------------------------------- Sun International Hotels Ltd., 8.875% Sr. Unsec. Sub. Nts., 8/15/11 500,000 553,750 -------------------------------------------------------------------------------- Universal City Development Partners Ltd., 11.75% Sr. Nts., 4/1/10 200,000 234,000 -------------------------------------------------------------------------------- Venetian Casino Resort LLC/Las Vegas Sands, Inc., 11% Sec. Nts., 6/15/10 200,000 230,750 ------------- 5,602,160 -------------------------------------------------------------------------------- HOUSEHOLD DURABLES--1.3% Beazer Homes USA, Inc., 8.375% Sr. Nts., 4/15/12 500,000 553,750 -------------------------------------------------------------------------------- Blount, Inc., 8.875% Sr. Sub. Nts., 8/1/12 125,000 136,719 -------------------------------------------------------------------------------- D.R. Horton, Inc., 9.75% Sr. Sub. Nts., 9/15/10 1 500,000 605,000 -------------------------------------------------------------------------------- K. Hovnanian Enterprises, Inc., 8.875% Sr. Sub. Nts., 4/1/12 300,000 336,000 -------------------------------------------------------------------------------- KB Home: 8.625% Sr. Sub. Nts., 12/15/08 500,000 568,750 9.50% Sr. Unsec. Sub. Nts., 2/15/11 500,000 557,500 -------------------------------------------------------------------------------- Meritage Corp., 9.75% Sr. Unsec. Nts., 6/1/11 150,000 168,000 -------------------------------------------------------------------------------- Sealy Mattress Co., 8.25% Sr. Sub. Nts., 6/15/14 175,000 185,938 -------------------------------------------------------------------------------- Standard Pacific Corp., 9.25% Sr. Sub. Nts., 4/15/12 100,000 116,500 -------------------------------------------------------------------------------- WCI Communities, Inc., 9.125% Sr. Sub. Nts., 5/1/12 200,000 223,000 -------------------------------------------------------------------------------- William Lyon Homes, Inc., 10.75% Sr. Nts., 4/1/13 5 200,000 228,500 ------------- 3,679,657 -------------------------------------------------------------------------------- LEISURE EQUIPMENT & PRODUCTS--0.0% Remington Arms Co., Inc., 10.50% Sr. Unsec. Nts., 2/1/11 50,000 44,500 -------------------------------------------------------------------------------- MEDIA--3.4% Adelphia Communications Corp.: 8.125% Sr. Nts., Series B, 7/15/03 4,6 250,000 212,500 9.875% Sr. Nts., Series B, 3/1/07 4,6 300,000 258,000 10.25% Sr. Unsec. Nts., 11/1/06 4,6 100,000 86,000 10.25% Sr. Unsec. Sub. Nts., 6/15/11 4,6 200,000 179,500 10.875% Sr. Unsec. Nts., 10/1/10 4,6 100,000 87,750 -------------------------------------------------------------------------------- Allbritton Communications Co., 7.75% Sr. Unsec. Sub. Nts., 12/15/12 150,000 157,125 11 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- MEDIA Continued AMC Entertainment, Inc.: 8% Sr. Sub. Nts., 3/1/14 7 $ 100,000 $ 96,500 9.50% Sr. Unsec. Sub. Nts., 2/1/11 360,000 373,500 -------------------------------------------------------------------------------- Block Communications, Inc., 9.25% Sr. Sub. Nts., 4/15/09 200,000 215,000 -------------------------------------------------------------------------------- Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., 8.375% Sr. Nts., Second Lien, 4/30/14 7 1,000,000 1,013,750 -------------------------------------------------------------------------------- Cinemark USA, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/13 100,000 113,500 -------------------------------------------------------------------------------- Cinemark, Inc., 0%/9.75% Sr. Unsec. Disc. Nts., 3/15/14 8 200,000 142,500 -------------------------------------------------------------------------------- CSC Holdings, Inc., 7.625% Sr. Unsec. Unsub. Nts., Series B, 4/1/11 225,000 245,813 -------------------------------------------------------------------------------- Dex Media East LLC/Dex Media East Finance Co., 9.875% Sr. Unsec. Nts., 11/15/09 100,000 115,500 -------------------------------------------------------------------------------- Dex Media, Inc., 8% Unsec. Nts., 11/15/13 150,000 161,250 -------------------------------------------------------------------------------- DirecTV Holdings LLC/DirecTV Financing Co., Inc., 8.375% Sr. Unsec. Nts., 3/15/13 400,000 458,000 -------------------------------------------------------------------------------- EchoStar DBS Corp., 6.625% Sr. Nts., 10/1/14 7 500,000 513,750 -------------------------------------------------------------------------------- Entravision Communications Corp., 8.125% Sr. Sub. Nts., 3/15/09 100,000 107,750 -------------------------------------------------------------------------------- Granite Broadcasting Corp., 9.75% Sr. Sec. Nts., 12/1/10 9,000 8,348 -------------------------------------------------------------------------------- LCE Acquisition Corp., 9% Sr. Sub. Nts., 8/1/14 7 175,000 184,188 -------------------------------------------------------------------------------- Lin Television Corp., 6.50% Sr. Sub. Nts., 5/15/13 150,000 155,250 -------------------------------------------------------------------------------- LodgeNet Entertainment Corp., 9.50% Sr. Sub. Debs., 6/15/13 100,000 109,750 -------------------------------------------------------------------------------- Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec. Nts., 1/15/13 459,000 452,115 -------------------------------------------------------------------------------- News America Holdings, Inc., 8.875% Sr. Debs., 4/26/23 380,000 500,980 -------------------------------------------------------------------------------- PanAmSat Corp., 9% Sr. Nts., 8/15/14 7 250,000 266,250 -------------------------------------------------------------------------------- PRIMEDIA, Inc.: 8% Sr. Nts., 5/15/13 7 500,000 503,750 8.875% Sr. Unsec. Nts., 5/15/11 9,000 9,428 -------------------------------------------------------------------------------- R.H. Donnelley Financial Corp. I, 10.875% Sr. Sub. Nts., 12/15/12 7 200,000 245,500 -------------------------------------------------------------------------------- Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B, 7/1/11 200,000 222,000 -------------------------------------------------------------------------------- Rainbow National Services LLC, 8.75% Sr. Nts., 9/1/12 7 200,000 215,000 -------------------------------------------------------------------------------- Sinclair Broadcast Group, Inc.: 8% Sr. Unsec. Sub. Nts., 3/15/12 1,200,000 1,266,000 8.75% Sr. Sub. Nts., 12/15/11 300,000 328,500 -------------------------------------------------------------------------------- Spanish Broadcasting System, Inc., 9.625% Sr. Unsec. Sub. Nts., 11/1/09 300,000 316,125 -------------------------------------------------------------------------------- Vertis, Inc., 9.75% Sr. Sec. Nts., 4/1/09 100,000 109,500 -------------------------------------------------------------------------------- WRC Media, Inc./Weekly Reader Corp./CompassLearning, Inc., 12.75% Sr. Sub. Nts., 11/15/09 300,000 283,875 ------------- 9,714,247 -------------------------------------------------------------------------------- MULTILINE RETAIL--0.1% Saks, Inc., 9.875% Nts., 10/1/11 200,000 236,000 12 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- SPECIALTY RETAIL--0.2% Asbury Automotive Group, Inc., 9% Sr. Sub. Nts., 6/15/12 $ 200,000 $ 212,000 -------------------------------------------------------------------------------- Building Materials Corp. of America, 7.75% Sr. Nts., 8/1/14 7 100,000 99,750 -------------------------------------------------------------------------------- Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts., 5/1/08 5 100,000 100,500 -------------------------------------------------------------------------------- Hollywood Entertainment Corp., 9.625% Sr. Sub. Nts., 3/15/11 150,000 169,875 ------------- 582,125 -------------------------------------------------------------------------------- TEXTILES, APPAREL & LUXURY GOODS--0.3% Levi Strauss & Co.: 11.625% Sr. Unsec. Nts., 1/15/08 200,000 205,000 12.25% Sr. Nts., 12/15/12 250,000 259,375 -------------------------------------------------------------------------------- Oxford Industries, Inc., 8.875% Sr. Nts., 6/1/11 5 150,000 162,750 -------------------------------------------------------------------------------- Russell Corp., 9.25% Sr. Nts., 5/1/10 100,000 108,000 ------------- 735,125 -------------------------------------------------------------------------------- CONSUMER STAPLES--1.0% -------------------------------------------------------------------------------- BEVERAGES--0.0% Constellation Brands, Inc., 8.125% Sr. Sub. Nts., 1/15/12 100,000 110,000 -------------------------------------------------------------------------------- FOOD & STAPLES RETAILING--0.2% Great Atlantic & Pacific Tea Co., Inc. (The), 9.125% Sr. Nts., 12/15/11 209,000 180,785 -------------------------------------------------------------------------------- Ingles Markets, Inc., 8.875% Sr. Unsec. Sub. Nts., 12/1/11 9,000 9,765 -------------------------------------------------------------------------------- Rite Aid Corp.: 8.125% Sr. Sec. Nts., 5/1/10 250,000 268,125 9.50% Sr. Sec. Nts., 2/15/11 100,000 111,250 ------------- 569,925 -------------------------------------------------------------------------------- FOOD PRODUCTS--0.7% B&G Foods Holdings Corp., 8% Sr. Nts., 10/1/11 50,000 53,000 -------------------------------------------------------------------------------- Chiquita Brands International, Inc., 7.50% Sr. Nts., 11/1/14 7 50,000 51,500 -------------------------------------------------------------------------------- Del Monte Corp., 8.625% Sr. Sub. Nts., 12/15/12 200,000 226,500 -------------------------------------------------------------------------------- Doane Pet Care Co., 10.75% Sr. Nts., 3/1/10 375,000 406,875 -------------------------------------------------------------------------------- Dole Food Co., Inc., 8.875% Sr. Unsec. Nts., 3/15/11 50,000 55,625 -------------------------------------------------------------------------------- Hines Nurseries, Inc., 10.25% Sr. Unsec. Sub. Nts., 10/1/11 5 100,000 107,500 -------------------------------------------------------------------------------- Pinnacle Foods Holding Corp., 8.25% Sr. Sub. Nts., 12/1/13 7 200,000 190,000 -------------------------------------------------------------------------------- Smithfield Foods, Inc.: 7.625% Sr. Unsec. Sub. Nts., 2/15/08 400,000 429,000 8% Sr. Nts., Series B, 10/15/09 300,000 334,500 ------------- 1,854,500 -------------------------------------------------------------------------------- HOUSEHOLD PRODUCTS--0.1% Playtex Products, Inc., 8% Sr. Sec. Nts., 3/1/11 300,000 329,250 13 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- ENERGY--2.3% -------------------------------------------------------------------------------- ENERGY EQUIPMENT & SERVICES--0.4% Hornbeck-Leevac Marine Services, Inc., 10.625% Sr. Nts., 8/1/08 $ 750,000 $ 830,625 -------------------------------------------------------------------------------- Petroleum Helicopters, Inc., 9.375% Sr. Nts., 5/1/09 100,000 108,625 -------------------------------------------------------------------------------- Universal Compression, Inc., 7.25% Sr. Unsec. Sub. Nts., 5/15/10 200,000 215,000 ------------- 1,154,250 -------------------------------------------------------------------------------- OIL & GAS--1.9% Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16 336,000 361,200 -------------------------------------------------------------------------------- CITGO Petroleum Corp., 6% Sr. Nts., 10/15/11 7 50,000 51,125 -------------------------------------------------------------------------------- El Paso Corp., 7.875% Sr. Unsec. Nts., 6/15/12 709,000 742,678 -------------------------------------------------------------------------------- El Paso Production Holding Co., 7.75% Sr. Unsec. Nts., 6/1/13 475,000 497,563 -------------------------------------------------------------------------------- Enterprise Products Operating LP, 5.60% Sr. Nts., 10/15/14 7 150,000 153,143 -------------------------------------------------------------------------------- Forest Oil Corp., 7.75% Sr. Nts., 5/1/14 200,000 220,000 -------------------------------------------------------------------------------- Frontier Oil Corp.: 6.625% Sr. Nts., 10/1/11 7 75,000 78,000 11.75% Sr. Nts., 11/15/09 600,000 638,250 -------------------------------------------------------------------------------- MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.875% Sr. Nts., 11/1/14 7 50,000 51,250 -------------------------------------------------------------------------------- Newfield Exploration Co., 6.625% Sr. Unsec. Sub. Nts., 9/1/14 7 200,000 215,500 -------------------------------------------------------------------------------- Pemex Project Funding Master Trust, 8.50% Unsub. Nts., 2/15/08 265,000 300,643 -------------------------------------------------------------------------------- Pioneer Natural Resources Co., 5.875% Sr. Unsec. Nts., 7/15/16 200,000 212,878 -------------------------------------------------------------------------------- Premcor Refining Group, Inc., 9.50% Sr. Nts., 2/1/13 500,000 592,500 -------------------------------------------------------------------------------- Tesoro Petroleum Corp.: 8% Sr. Sec. Nts., 4/15/08 100,000 109,250 9.625% Sr. Sub. Nts., 4/1/12 9,000 10,553 -------------------------------------------------------------------------------- Williams Cos., Inc. (The): 7.125% Nts., 9/1/11 100,000 112,500 7.625% Nts., 7/15/19 800,000 904,000 -------------------------------------------------------------------------------- XTO Energy, Inc., 7.50% Sr. Nts., 4/15/12 100,000 118,492 ------------- 5,369,525 -------------------------------------------------------------------------------- FINANCIALS--1.2% -------------------------------------------------------------------------------- CAPITAL MARKETS--0.3% American Color Graphics, Inc., 10% Sr. Sec. Nts., 6/15/10 100,000 77,000 -------------------------------------------------------------------------------- Berry Plastics Corp., 10.75% Sr. Sub. Nts., 7/15/12 200,000 231,000 -------------------------------------------------------------------------------- DeCrane Aircraft Holdings, Inc., 12% Sr. Unsec. Sub. Nts., Series B, 9/30/08 800,000 541,000 ------------- 849,000 -------------------------------------------------------------------------------- COMMERCIAL BANKS--0.1% Western Financial Bank, 9.625% Unsec. Sub. Debs., 5/15/12 5 300,000 343,500 14 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- DIVERSIFIED FINANCIAL SERVICES--0.2% Pemex Project Funding Master Trust, 7.375% Unsec. Unsub. Nts., 12/15/14 $ 410,000 $ 455,305 -------------------------------------------------------------------------------- INSURANCE--0.1% Arbor I Ltd., 17.38% Nts., 6/15/06 7,9 250,000 258,613 -------------------------------------------------------------------------------- Leap Wireless International, Inc.: 4/1/27, Escrow Shares 5,10 400,000 16,000 4/1/27, Escrow Shares 5,10 200,000 6,500 ------------- 281,113 -------------------------------------------------------------------------------- REAL ESTATE--0.5% Felcor Lodging LP, 9% Sr. Nts., 6/1/11 294,000 332,220 -------------------------------------------------------------------------------- Host Marriott LP, 9.50% Sr. Nts., 1/15/07 400,000 446,000 -------------------------------------------------------------------------------- MeriStar Hospitality Corp., 9.125% Sr. Unsec. Nts., 1/15/11 709,000 758,630 ------------- 1,536,850 -------------------------------------------------------------------------------- HEALTH CARE--2.1% -------------------------------------------------------------------------------- HEALTH CARE EQUIPMENT & SUPPLIES--0.2% Fisher Scientific International, Inc., 8.125% Sr. Sub. Nts., 5/1/12 174,000 194,880 -------------------------------------------------------------------------------- HMP Equity Holdings Corp., 12.86% Sr. Disc. Nts., 5/15/08 2,5 500,000 325,000 -------------------------------------------------------------------------------- Inverness Medical Innovations, Inc., 8.75% Sr. Sub. Nts., 2/15/12 7 150,000 155,250 ------------- 675,130 -------------------------------------------------------------------------------- HEALTH CARE PROVIDERS & SERVICES--1.9% Alderwoods Group, Inc., 7.75% Sr. Nts., 9/15/12 7 150,000 162,750 -------------------------------------------------------------------------------- AmeriPath, Inc., 10.50% Sr. Unsec. Sub. Nts., 4/1/13 100,000 98,500 -------------------------------------------------------------------------------- Extendicare Health Services, Inc., 9.50% Sr. Unsec. Sub. Nts., 7/1/10 100,000 113,000 -------------------------------------------------------------------------------- Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08 900,000 972,000 -------------------------------------------------------------------------------- HCA, Inc., 6.30% Sr. Unsec. Nts., 10/1/12 450,000 456,209 -------------------------------------------------------------------------------- HealthSouth Corp.: 7.625% Nts., 6/1/12 800,000 780,000 10.75% Sr. Unsec. Sub. Nts., 10/1/08 9,000 9,428 -------------------------------------------------------------------------------- Medquest, Inc., 11.875% Sr. Unsec. Sub. Nts., Series B, 8/15/12 200,000 233,000 -------------------------------------------------------------------------------- NDCHealth Corp., 10.50% Sr. Unsec. Sub. Nts., 12/1/12 600,000 639,000 -------------------------------------------------------------------------------- PacifiCare Health Systems, Inc., 10.75% Sr. Unsec. Unsub. Nts., 6/1/09 259,000 299,793 -------------------------------------------------------------------------------- Quintiles Transnational Corp., 10% Sr. Sub. Nts., 10/1/13 150,000 164,250 -------------------------------------------------------------------------------- Rotech Healthcare, Inc., 9.50% Sr. Unsec. Sub. Nts., 4/1/12 400,000 438,000 -------------------------------------------------------------------------------- Tenet Healthcare Corp.: 6.375% Sr. Nts., 12/1/11 387,000 355,073 7.375% Nts., 2/1/13 9,000 8,550 9.875% Sr. Nts., 7/1/14 7 50,000 52,625 -------------------------------------------------------------------------------- Triad Hospitals, Inc.: 7% Sr. Nts., 5/15/12 200,000 215,000 7% Sr. Sub. Nts., 11/15/13 100,000 103,000 15 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- HEALTH CARE PROVIDERS & SERVICES Continued US Oncology, Inc.: 9% Sr. Nts., 8/15/12 7 $ 100,000 $ 108,500 10.75% Sr. Sub. Nts., 8/15/14 7 100,000 109,500 ------------- 5,318,178 -------------------------------------------------------------------------------- INDUSTRIALS--3.4% -------------------------------------------------------------------------------- AEROSPACE & DEFENSE--0.5% Alliant Techsystems, Inc., 8.50% Sr. Unsec. Sub. Nts., 5/15/11 200,000 221,500 -------------------------------------------------------------------------------- BE Aerospace, Inc.: 8.50% Sr. Unsec. Nts., 10/1/10 100,000 110,000 8.875% Sr. Unsec. Sub. Nts., 5/1/11 209,000 220,913 -------------------------------------------------------------------------------- K&F Industries, Inc., 9.625% Sr. Unsec. Sub. Nts., 12/15/10 125,000 145,625 -------------------------------------------------------------------------------- Rexnord Corp., 10.125% Sr. Unsec. Sub. Nts., 12/15/12 5 150,000 170,250 -------------------------------------------------------------------------------- TD Funding Corp., 8.375% Sr. Sub. Nts., 7/15/11 200,000 216,000 -------------------------------------------------------------------------------- TRW Automotive, Inc.: 9.375% Sr. Nts., 2/15/13 134,000 154,770 11% Sr. Sub. Nts., 2/15/13 97,000 115,915 -------------------------------------------------------------------------------- Vought Aircraft Industries, Inc., 8% Sr. Nts., 7/15/11 100,000 98,000 ------------- 1,452,973 -------------------------------------------------------------------------------- AIRLINES--0.4% America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05 1,000,000 985,000 -------------------------------------------------------------------------------- ATA Holdings Corp., 13% Sr. Unsec. Nts., 2/1/09 6,9 1,260,000 252,000 ------------- 1,237,000 -------------------------------------------------------------------------------- BUILDING PRODUCTS--0.1% Associated Materials, Inc., 9.75% Sr. Sub. Nts., 4/15/12 100,000 114,500 -------------------------------------------------------------------------------- Jacuzzi Brands, Inc., 9.625% Sr. Sec. Nts., 7/1/10 156,000 176,280 ------------- 290,780 -------------------------------------------------------------------------------- COMMERCIAL SERVICES & SUPPLIES--1.3% Allied Waste North America, Inc.: 7.375% Sr. Sec. Nts., Series B, 4/15/14 300,000 279,000 7.875% Sr. Nts., 4/15/13 400,000 409,000 8.50% Sr. Sub. Nts., 12/1/08 500,000 527,500 -------------------------------------------------------------------------------- Boise Cascade LLC/Boise Cascade Finance Corp., 7.125% Sr. Sub. Nts., 10/15/14 7 150,000 157,321 -------------------------------------------------------------------------------- Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07 5 200,000 195,000 -------------------------------------------------------------------------------- Corrections Corp. of America, 9.875% Sr. Nts., 5/1/09 100,000 113,000 -------------------------------------------------------------------------------- Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07 600,000 607,500 -------------------------------------------------------------------------------- IMCO Recycling Escrow, Inc., 9% Sr. Nts., 11/15/14 7,11 50,000 51,250 -------------------------------------------------------------------------------- Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09 192,000 195,360 -------------------------------------------------------------------------------- Mail-Well I Corp., 9.625% Sr. Nts., 3/15/12 300,000 334,500 16 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- COMMERCIAL SERVICES & SUPPLIES Continued Protection One, Inc., /Protection One Alarm Monitoring, Inc., 7.375% Sr. Unsec. Nts., 8/15/05 $ 400,000 $ 402,000 -------------------------------------------------------------------------------- Synagro Technologies, Inc., 9.50% Sr. Sub. Nts., 4/1/09 100,000 107,250 -------------------------------------------------------------------------------- United Rentals, Inc., 7% Sr. Sub. Nts., 2/15/14 400,000 371,000 ------------- 3,749,681 -------------------------------------------------------------------------------- CONSTRUCTION & ENGINEERING--0.0% URS Corp., 11.50% Sr. Unsec. Nts., 9/15/09 64,000 73,920 -------------------------------------------------------------------------------- INDUSTRIAL CONGLOMERATES--0.0% Great Lakes Dredge & Dock Co., 7.75% Sr. Unsec. Sub. Nts., 12/15/13 30,000 27,000 -------------------------------------------------------------------------------- MACHINERY--0.7% AGCO Corp., 9.50% Sr. Unsec. Nts., 5/1/08 5 500,000 540,000 -------------------------------------------------------------------------------- Dresser-Rand Group, Inc., 7.375% Sr. Sub. Nts., 11/1/14 5 50,000 52,625 -------------------------------------------------------------------------------- Milacron Escrow Corp., 11.50% Sr. Sec. Nts., 5/15/11 7 300,000 313,500 -------------------------------------------------------------------------------- NMHG Holding Co., 10% Sr. Nts., 5/15/09 100,000 111,125 -------------------------------------------------------------------------------- SPX Corp., 7.50% Sr. Nts., 1/1/13 400,000 430,000 -------------------------------------------------------------------------------- Terex Corp., 9.25% Sr. Unsec. Sub. Nts., 7/15/11 200,000 225,000 -------------------------------------------------------------------------------- Trinity Industries, Inc., 6.50% Sr. Nts., 3/15/14 5 150,000 150,000 ------------- 1,822,250 -------------------------------------------------------------------------------- MARINE--0.2% Navigator Gas Transport plc, 10.50% First Priority Ship Mtg. Nts., 6/30/07 4,5,6 750,000 543,750 -------------------------------------------------------------------------------- ROAD & RAIL--0.1% Kansas City Southern Railway Co. (The), 7.50% Sr. Nts., 6/15/09 200,000 209,000 -------------------------------------------------------------------------------- TRANSPORTATION INFRASTRUCTURE--0.1% Worldspan LP/Worldspan Financial Corp., 9.625% Sr. Nts., 6/15/11 150,000 143,250 -------------------------------------------------------------------------------- INFORMATION TECHNOLOGY--1.1% -------------------------------------------------------------------------------- COMMUNICATIONS EQUIPMENT--0.2% Orion Network Systems, Inc., 12.50% Sr. Unsub. Disc. Nts., 1/15/07 4,5,6 1,150,000 563,500 -------------------------------------------------------------------------------- COMPUTERS & PERIPHERALS--0.2% Seagate Technology Hdd Holdings, 8% Sr. Nts., 5/15/09 400,000 434,500 -------------------------------------------------------------------------------- ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1% Ingram Micro, Inc., 9.875% Sr. Unsec. Sub. Nts., 8/15/08 300,000 330,750 -------------------------------------------------------------------------------- INTERNET SOFTWARE & SERVICES--0.0% Globix Corp., 11% Sr. Nts., 5/1/08 5,12 42,888 38,385 -------------------------------------------------------------------------------- NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10 4,5,6 160,138 -- -------------------------------------------------------------------------------- PSINet, Inc.: 10.50% Sr. Unsec. Nts., 12/1/06 4,5,6 [EUR] 500,000 25,184 11% Sr. Nts., 8/1/09 4,5,6 540,935 18,257 ------------- 81,826 17 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- IT SERVICES--0.2% Iron Mountain, Inc., 7.75% Sr. Sub. Nts., 1/15/15 $ 500,000 $ 542,500 -------------------------------------------------------------------------------- Titan Corp. (The), 8% Sr. Sub. Nts., 5/15/11 50,000 53,000 ------------- 595,500 -------------------------------------------------------------------------------- SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.4% AMI Semiconductor, Inc., 10.75% Sr. Unsec. Sub. Nts., 2/1/13 5 194,000 228,435 -------------------------------------------------------------------------------- Amkor Technology, Inc., 9.25% Sr. Unsec. Sub. Nts., 2/15/08 300,000 289,500 -------------------------------------------------------------------------------- ChipPAC International Co. Ltd., 12.75% Sr. Unsec. Sub. Nts., Series B, 8/1/09 5 200,000 215,000 -------------------------------------------------------------------------------- Freescale Semiconductor, Inc., 7.125% Sr. Nts., 7/15/14 7 200,000 213,000 ------------- 945,935 -------------------------------------------------------------------------------- MATERIALS--4.4% -------------------------------------------------------------------------------- CHEMICALS--1.3% Crompton Corp., 9.875% Sr. Nts., 8/1/12 7 125,000 138,438 -------------------------------------------------------------------------------- Equistar Chemicals LP/Equistar Funding Corp.: 8.75% Sr. Unsec. Nts., 2/15/09 200,000 221,000 10.125% Sr. Unsec. Nts., 9/1/08 9,000 10,384 10.625% Sr. Unsec. Nts., 5/1/11 200,000 232,000 -------------------------------------------------------------------------------- Huntsman Co. LLC: 11.50% Sr. Nts., 7/15/12 7 375,000 423,750 11.625% Sr. Unsec. Nts., 10/15/10 9,000 10,654 -------------------------------------------------------------------------------- Huntsman Corp./ICI Chemical Co. plc, 13.08% Sr. Unsec. Disc. Nts., 12/31/09 2,5 300,000 164,250 -------------------------------------------------------------------------------- Huntsman International LLC, 9.875% Sr. Nts., 3/1/09 600,000 669,000 -------------------------------------------------------------------------------- IMC Global, Inc., 10.875% Sr. Unsec. Nts., 8/1/13 9,000 11,408 -------------------------------------------------------------------------------- Innophos, Inc., 8.875% Sr. Sub. Nts., 8/15/14 7 150,000 162,375 -------------------------------------------------------------------------------- ISP Holdings, Inc., 10.625% Sr. Sec. Nts., 12/15/09 200,000 222,000 -------------------------------------------------------------------------------- Lyondell Chemical Co.: 9.50% Sec. Nts., 12/15/08 9,000 9,855 9.80% Debs., 2/1/20 50,000 55,750 9.875% Sec. Nts., Series B, 5/1/07 320,000 340,000 10.50% Sr. Sec. Nts., 6/1/13 50,000 59,250 -------------------------------------------------------------------------------- Millennium America, Inc., 9.25% Sr. Unsec. Sub. Nts., 6/15/08 50,000 56,000 -------------------------------------------------------------------------------- Pioneer Cos., Inc., 5.475% Sr. Sec. Nts., 12/31/06 5,9 27,687 27,964 -------------------------------------------------------------------------------- PolyOne Corp.: 8.875% Sr. Unsec. Nts., 5/1/12 400,000 429,000 10.625% Sr. Unsec. Nts., 5/15/10 9,000 10,035 -------------------------------------------------------------------------------- Sterling Chemicals, Inc.: 10% Sr. Sec. Nts., 12/19/07 5,12 204,568 201,499 11.25% Sr. Sub. Nts., 8/15/06 4,5,6 200,000 -- -------------------------------------------------------------------------------- Westlake Chemical Corp., 8.75% Sr. Nts., 7/15/11 5 129,000 146,093 ------------- 3,600,705 18 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- CONSTRUCTION MATERIALS--0.1% Texas Industries, Inc., 10.25% Sr. Unsec. Nts., 6/15/11 5 $ 200,000 $ 231,000 -------------------------------------------------------------------------------- CONTAINERS & PACKAGING--1.4% Graham Packaging Co., Inc.: 8.50% Sr. Nts., 10/15/12 7 50,000 52,750 9.875% Sub. Nts., 10/15/14 7 100,000 106,500 -------------------------------------------------------------------------------- Graphic Packaging International Corp.: 8.50% Sr. Nts., 8/15/11 250,000 283,125 9.50% Sr. Sub. Nts., 8/15/13 200,000 231,500 -------------------------------------------------------------------------------- Jefferson Smurfit Corp., 8.25% Sr. Unsec. Nts., 10/1/12 450,000 501,750 -------------------------------------------------------------------------------- Owens-Brockway Glass Container, Inc.: 8.25% Sr. Unsec. Nts., 5/15/13 9,000 9,945 8.75% Sr. Sec. Nts., 11/15/12 500,000 566,250 8.875% Sr. Sec. Nts., 2/15/09 900,000 992,250 -------------------------------------------------------------------------------- Pliant Corp., 0%/11.125% Sr. Sec. Disc. Nts., 6/15/09 8 200,000 179,000 -------------------------------------------------------------------------------- Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14 100,000 98,750 -------------------------------------------------------------------------------- Stone Container Corp.: 9.25% Sr. Unsec. Nts., 2/1/08 250,000 282,500 9.75% Sr. Unsec. Nts., 2/1/11 400,000 448,000 -------------------------------------------------------------------------------- TriMas Corp., 9.875% Sr. Unsec. Sub. Nts., 6/15/12 250,000 257,500 ------------- 4,009,820 -------------------------------------------------------------------------------- METALS & MINING--1.3% AK Steel Corp., 7.75% Sr. Unsec. Nts., 6/15/12 9,000 9,158 -------------------------------------------------------------------------------- Arch Western Finance LLC, 6.75% Sr. Nts., 7/1/13 9 200,000 213,500 -------------------------------------------------------------------------------- California Steel Industries, Inc., 6.125% Sr. Nts., 3/15/14 200,000 197,500 -------------------------------------------------------------------------------- Century Aluminum Co., 7.50% Sr. Nts., 8/15/14 7 250,000 266,250 -------------------------------------------------------------------------------- Foundation PA Coal Co., 7.25% Sr. Nts., 8/1/14 7 100,000 107,375 -------------------------------------------------------------------------------- IMCO Recycling, Inc., 10.375% Sr. Sec. Nts., 10/15/10 5 200,000 224,000 -------------------------------------------------------------------------------- International Steel Group, Inc., 6.50% Sr. Nts., 4/15/14 50,000 53,750 -------------------------------------------------------------------------------- Jorgensen (Earle M.) Co., 9.75% Sr. Sec. Nts., 6/1/12 5 400,000 446,000 -------------------------------------------------------------------------------- Kaiser Aluminum & Chemical Corp., 10.875% Sr. Nts., Series B, 10/15/06 4,6 500,000 470,000 -------------------------------------------------------------------------------- Koppers Industry, Inc., 9.875% Sr. Sec. Nts., 10/15/13 5 250,000 283,750 -------------------------------------------------------------------------------- Metallurg, Inc., 11% Sr. Nts., 12/1/07 200,000 153,000 -------------------------------------------------------------------------------- Oregon Steel Mills, Inc., 10% Sr. Nts., 7/15/09 200,000 223,000 -------------------------------------------------------------------------------- Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B, 3/15/13 200,000 220,500 -------------------------------------------------------------------------------- Steel Dynamics, Inc., 9.50% Sr. Nts., 3/15/09 200,000 222,250 -------------------------------------------------------------------------------- UCAR Finance, Inc., 10.25% Sr. Nts., 2/15/12 100,000 114,500 -------------------------------------------------------------------------------- United States Steel Corp, 10.75% Sr. Nts., 8/1/08 260,000 309,400 -------------------------------------------------------------------------------- United States Steel Corp., 9.75% Sr. Nts., 5/15/10 168,000 193,200 ------------- 3,707,133 19 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- PAPER & FOREST PRODUCTS--0.3% Buckeye Technologies, Inc., 8.50% Sr. Nts., 10/1/13 $ 50,000 $ 55,500 -------------------------------------------------------------------------------- Georgia-Pacific Corp., 8.125% Sr. Unsec. Nts., 5/15/11 500,000 586,250 -------------------------------------------------------------------------------- Tekni-Plex, Inc.: 8.75% Sr. Sec. Nts., 11/15/13 7 109,000 104,504 12.75% Sr. Unsec. Sub. Nts., Series B, 6/15/10 200,000 151,000 ------------- 897,254 -------------------------------------------------------------------------------- TELECOMMUNICATION SERVICES--2.4% -------------------------------------------------------------------------------- DIVERSIFIED TELECOMMUNICATION SERVICES--1.1% COLO.com, Inc., 13.875% Sr. Nts., 3/15/10 4,5,6 249,878 25 -------------------------------------------------------------------------------- Crown Castle International Corp., 7.50% Sr. Nts., 12/1/13 200,000 215,000 -------------------------------------------------------------------------------- Dex Media West LLC/Dex Media West Finance Co.: 8.50% Sr. Nts., 8/15/10 150,000 171,750 9.875% Sr. Sub. Nts., 8/15/13 293,000 347,938 -------------------------------------------------------------------------------- MCI, Inc., 5.908% Sr. Unsec. Nts., 5/1/07 233,000 233,000 -------------------------------------------------------------------------------- Qwest Capital Funding, Inc., 7.90% Unsec. Nts., 8/15/10 134,000 130,315 -------------------------------------------------------------------------------- Qwest Corp., 9.125% Nts., 3/15/12 7 700,000 792,750 -------------------------------------------------------------------------------- Qwest Services Corp., 14% Nts., 12/15/10 7,9 925,000 1,103,063 -------------------------------------------------------------------------------- Teligent, Inc., 11.50% Sr. Nts., 12/1/07 4,5,6 200,000 -- ------------- 2,993,841 --------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--1.3% Alamosa Delaware, Inc.:

11% Sr. Unsec. Nts., 7/31/10 9,000 10,575 12.50% Sr. Unsec. Nts., 2/1/11 200,000 227,000 -------------------------------------------------------------------------------- American Tower Corp., 7.50% Sr. Nts., 5/1/12 100,000 105,000 -------------------------------------------------------------------------------- American Tower Escrow Corp., 12.25% Sr. Sub. Disc. Nts., 8/1/08 2 400,000 303,000 -------------------------------------------------------------------------------- CellNet Data Systems, Inc., Sr. Unsec. Disc. Nts., 10/1/07 4,5,6 554,000 -- -------------------------------------------------------------------------------- Centennial Cellular Operating Co. LLC/Centennial Communications Corp., 10.125% Sr. Nts., 6/15/13 300,000 327,000 -------------------------------------------------------------------------------- Crown Castle International Corp., 10.75% Sr. Nts., 8/1/11 200,000 222,500 -------------------------------------------------------------------------------- Dobson Cellular Systems, 8.375% Sec. Nts., 11/1/11 7,11 50,000 51,813 -------------------------------------------------------------------------------- Dobson Communications Corp., 8.875% Sr. Nts., 10/1/13 209,000 141,598 -------------------------------------------------------------------------------- Nextel Communications, Inc., 7.375% Sr. Nts., 8/1/15 1,040,000 1,159,600 -------------------------------------------------------------------------------- Rural Cellular Corp.: 9.625% Sr. Sub. Nts., Series B, 5/15/08 150,000 141,750 9.75% Sr. Sub. Nts., 1/15/10 9,000 7,785 9.875% Sr. Nts., 2/1/10 150,000 151,875 -------------------------------------------------------------------------------- SBA Telecommunications, Inc./SBA Communications Corp., 0%/9.75% Sr. Disc. Nts., 12/15/11 8 459,000 389,003 -------------------------------------------------------------------------------- Triton PCS, Inc., 8.50% Sr. Unsec. Nts., 6/1/13 300,000 276,750 20 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- WIRELESS TELECOMMUNICATION SERVICES Continued Western Wireless Corp., 9.25% Sr. Unsec. Nts., 7/15/13 $ 259,000 $ 277,130 ------------- 3,792,379 -------------------------------------------------------------------------------- UTILITIES--2.9% -------------------------------------------------------------------------------- ELECTRIC UTILITIES--2.1% Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12 7 9,000 10,193 -------------------------------------------------------------------------------- Caithness Coso Funding Corp., 9.05% Sr. Sec. Nts., Series B, 12/15/09 397,819 443,568 -------------------------------------------------------------------------------- Calpine Corp., 8.75% Sr. Nts., 7/15/07 125,000 90,000 -------------------------------------------------------------------------------- CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B, 9/1/10 100,000 112,048 -------------------------------------------------------------------------------- CMS Energy Corp.: 7.50% Sr. Nts., 1/15/09 9,000 9,698 7.75% Sr. Nts., 8/1/10 100,000 110,000 9.875% Sr. Unsec. Nts., 10/15/07 900,000 1,014,750 -------------------------------------------------------------------------------- ESI Tractebel Acquisition Corp., 7.99% Sec. Bonds, Series B, 12/30/11 5 448,000 482,202 -------------------------------------------------------------------------------- Midwest Generation LLC, 8.75% Sr. Sec. Nts., 5/1/34 800,000 910,000 -------------------------------------------------------------------------------- Mirant Americas Generation LLC, 8.30% Sr. Unsec. Nts., 5/1/11 4,6 600,000 583,500 -------------------------------------------------------------------------------- MSW Energy Holdings LLC/MSW Energy Finance Co., Inc., 8.50% Sr. Sec. Nts., 9/1/10 5 100,000 110,000 -------------------------------------------------------------------------------- NRG Energy, Inc., 8% Sr. Sec. Nts., 12/15/13 7 550,000 608,438 -------------------------------------------------------------------------------- PG&E Corp., 6.875% Sr. Sec. Nts., 7/15/08 200,000 217,500 -------------------------------------------------------------------------------- Reliant Resources, Inc.: 9.25% Sr. Sec. Nts., 7/15/10 359,000 400,285 9.50% Sr. Sec. Nts., 7/15/13 200,000 226,000 -------------------------------------------------------------------------------- Teco Energy, Inc., 7.20% Unsec. Unsub. Nts., 5/1/11 300,000 328,500 -------------------------------------------------------------------------------- Westar Energy, Inc., 9.75% Sr. Unsec. Nts., 5/1/07 185,000 211,611 ------------- 5,868,293 -------------------------------------------------------------------------------- GAS UTILITIES--0.1% AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 8.875% Sr. Unsec. Nts., Series B, 5/20/11 200,000 220,000 -------------------------------------------------------------------------------- SEMCO Energy, Inc., 7.125% Sr. Nts., 5/15/08 100,000 106,000 ------------- 326,000 -------------------------------------------------------------------------------- MULTI-UTILITIES & UNREGULATED POWER--0.7% Consumers Energy Co., 7.375% Nts., 9/15/23 200,000 207,171 -------------------------------------------------------------------------------- Dynegy Holdings, Inc.: 6.875% Sr. Unsec. Unsub. Nts., 4/1/11 400,000 389,000 8.75% Sr. Nts., 2/15/12 9,000 9,540 10.125% Sr. Sec. Nts., 7/15/13 7 900,000 1,053,000 -------------------------------------------------------------------------------- Mirant Mid-Atlantic LLC, 8.625% Sec. Pass-Through Certificates, Series A, 6/30/12 131,808 138,481 21 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- MULTI-UTILITIES & UNREGULATED POWER Continued NorthWestern Corp., 5.875% Sr. Sec. Nts., 11/1/14 7,11 $ 30,000 $ 31,088 ------------- 1,828,280 ------------- 82,920,991 SHARES -------------------------------------------------------------------------------- PREFERRED STOCKS--0.7% Dobson Communications Corp., 6% Cv., Series F (converts into Dobson Communications Corp., Cl. A common stock), Non-Vtg. 7 600 30,268 -------------------------------------------------------------------------------- e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg. 4,5,12 249 25 -------------------------------------------------------------------------------- Eagle-Picher Holdings, Inc., 11.75% Cum Exchangeable, Series B, Non-Vtg. 4,5 4,000 361,000 -------------------------------------------------------------------------------- Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable Exchangeable, Non-Vtg. 4,5,12 3,031 -- -------------------------------------------------------------------------------- Paxson Communications Corp.: 14.25% Cum. Jr. Exchangeable, Non-Vtg. 12 41 312,625 14.25% Cum. 4,12 1 5,681 -------------------------------------------------------------------------------- Pennsylvania Real Estate Investment Trust, 11% 4,000 242,000 -------------------------------------------------------------------------------- PTV, Inc., 10% Cum., Series A, Non-Vtg. 4 24 -------------------------------------------------------------------------------- Rural Cellular Corp., 11.375% Cum., Series B, Non-Vtg. 4,5,12 115 92,288 -------------------------------------------------------------------------------- Sovereign Real Estate Investment Trust, 12% Non-Cum., Series A 7 5,750 863,938 ------------- 1,907,849 PRINCIPAL AMOUNT -------------------------------------------------------------------------------- STRUCTURED NOTES--0.1% Swiss Re Capital Markets Corp./Fujiyama Ltd. Catastrophe Linked Nts., 5.711%, 5/16/05 7,9 $ 250,000 252,680 ------------- Total Corporate Sector (Cost $84,237,040) 86,390,077 UNITS -------------------------------------------------------------------------------- CONVERTIBLE SECTOR--0.0% -------------------------------------------------------------------------------- RIGHTS, WARRANTS AND CERTIFICATES--0.0% AboveNet, Inc. Wts.: Exp. 9/8/08 4 78 644 Exp. 9/8/10 4 92 735 -------------------------------------------------------------------------------- American Tower Corp. Wts., Exp. 8/1/08 4,7 400 84,200 -------------------------------------------------------------------------------- COLO.com, Inc. Wts., Exp. 3/15/10 4,5 300 3 -------------------------------------------------------------------------------- Concentric Network Corp. Wts., Exp. 12/15/07 4,5 600 -- -------------------------------------------------------------------------------- DeCrane Aircraft Holdings, Inc. Wts., Exp. 9/30/08 4,5 800 -- -------------------------------------------------------------------------------- e.spire Communications, Inc. Wts., Exp. 11/1/05 4,5 700 7 -------------------------------------------------------------------------------- Horizon PCS, Inc. Wts., Exp. 10/1/10 4,5 1,000 -- -------------------------------------------------------------------------------- ICG Communications, Inc. Wts., Exp. 9/15/05 4,5 4,125 41 -------------------------------------------------------------------------------- ICO Global Communication Holdings Ltd. Wts.: Exp. 5/16/06 4,5 6,035 30 Exp. 5/16/06 4,5 9 -- 22 | OPPENHEIMER MULTI-SECTOR INCOME TRUST VALUE UNITS SEE NOTE 1 -------------------------------------------------------------------------------- RIGHTS, WARRANTS AND CERTIFICATES Continued Insilco Corp. Wts., Exp. 8/15/07 4,5 720 $ -- -------------------------------------------------------------------------------- Leap Wireless International, Inc. Wts., Exp. 4/15/10 4,5 400 4 -------------------------------------------------------------------------------- Long Distance International, Inc. Wts., Exp. 4/13/08 4,5 400 -- -------------------------------------------------------------------------------- Loral Space & Communications Ltd. Wts., Exp. 1/15/07 4,5 975 10 -------------------------------------------------------------------------------- Millenium Seacarriers, Inc. Wts., Exp. 7/15/05 4,5 700 7 -------------------------------------------------------------------------------- Ntelos, Inc. Wts., Exp. 8/15/10 4,5 500 5 -------------------------------------------------------------------------------- Pathmark Stores, Inc. Wts., Exp. 9/19/10 4 6,738 1,550 -------------------------------------------------------------------------------- Protection One, Inc. Wts., Exp. 6/30/05 4,5 6,400 -- -------------------------------------------------------------------------------- Sterling Chemicals, Inc. Wts., Exp. 12/19/08 4,5 431 335 -------------------------------------------------------------------------------- Verado Holdings, Inc., Cl. B Wts., Exp. 4/15/08 4 500 304 -------------------------------------------------------------------------------- XO Communications, Inc., Cl. A Wts., Exp. 1/16/10 4 2,188 1,652 -------------------------------------------------------------------------------- XO Communications, Inc., Cl. B Wts., Exp. 1/16/10 4 1,641 771 -------------------------------------------------------------------------------- XO Communications, Inc., Cl. C Wts., Exp. 1/16/10 4 1,641 509 ------------- Total Convertible Sector (Cost $45,818) 90,807 SHARES -------------------------------------------------------------------------------- INTERNATIONAL SECTOR--41.9% -------------------------------------------------------------------------------- COMMON STOCKS--0.3% COLT Telecom Group plc, ADR 4 7,020 22,969 -------------------------------------------------------------------------------- Microcell Telecommunications, Inc., Cl. A 4 7 199 -------------------------------------------------------------------------------- Telewest Global, Inc. 4 44,358 545,603 -------------------------------------------------------------------------------- Viatel Holding Ltd. (Bermuda) 4,5 877 745 -------------------------------------------------------------------------------- Western Forest Products, Inc. 4 31,882 208,080 ------------- 777,596 PRINCIPAL AMOUNT -------------------------------------------------------------------------------- CORPORATE BONDS AND NOTES--3.8% -------------------------------------------------------------------------------- CONSUMER DISCRETIONARY--0.4% -------------------------------------------------------------------------------- HOTELS, RESTAURANTS & LEISURE--0.2% Intrawest Corp., 7.50% Sr. Unsec. Nts., 10/15/13 $ 333,000 357,975 -------------------------------------------------------------------------------- Royal Caribbean Cruises Ltd., 8.75% Sr. Unsub. Nts., 2/2/11 200,000 239,000 ------------- 596,975 -------------------------------------------------------------------------------- MEDIA--0.1% Corus Entertainment, Inc., 8.75% Sr. Sub. Nts., 3/1/12 200,000 224,000 -------------------------------------------------------------------------------- SPECIALTY RETAIL--0.1% Jean Coutu Group (PJC), Inc. (The): 7.625% Sr. Nts., 8/1/12 7 100,000 106,250 8.50% Sr. Sub. Nts., 8/1/14 7 250,000 256,250 ------------- 362,500 23 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- CONSUMER STAPLES--0.4% -------------------------------------------------------------------------------- FOOD PRODUCTS--0.4% Burns Philp Capital Property Ltd., 9.75% Sr. Unsec. Sub. Nts., 7/15/12 5 $ 100,000 $ 110,500 -------------------------------------------------------------------------------- Tembec Industries, Inc., 8.50% Sr. Unsec. Nts., 2/1/11 9,000 9,248 -------------------------------------------------------------------------------- United Biscuits Finance plc, 10.75% Sr. Sub. Nts., 4/15/11 5 [GBP] 500,000 957,876 ------------- 1,077,624 -------------------------------------------------------------------------------- ENERGY--1.2% -------------------------------------------------------------------------------- ENERGY EQUIPMENT & SERVICES--0.4% Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08 1,200,000 1,242,000 -------------------------------------------------------------------------------- OIL & GAS--0.8% Gazprom International SA, 7.201% Sr. Unsec. Bonds, 2/1/20 1,520,000 1,592,968 -------------------------------------------------------------------------------- Pemex Project Funding Master Trust, 6.625% Nts., 4/4/10 [EUR] 460,000 644,186 ------------- 2,237,154 -------------------------------------------------------------------------------- FINANCIALS--0.5% --------------------------------------------------------------------------------

DIVERSIFIED FINANCIALS--0.5% Network Rail MTN Finance plc, 4.875% Sec.

Nts., 3/6/09 [GBP] 740,000 1,352,944 -------------------------------------------------------------------------------- INDUSTRIALS--0.3% -------------------------------------------------------------------------------- COMMERCIAL SERVICES & SUPPLIES--0.0% Videotron Ltee, 6.875% Sr. Unsec. Nts., 1/15/14 100,000 105,500 -------------------------------------------------------------------------------- MARINE--0.2% CP Ships Ltd., 10.375% Sr. Nts., 7/15/12 300,000 347,250 -------------------------------------------------------------------------------- Pacific & Atlantic Holdings, Inc., 3.75% Sec. Nts., 12/31/07 7,12 183,960 79,949 ------------- 427,199 -------------------------------------------------------------------------------- ROAD & RAIL--0.1% Stena AB: 7.50% Sr. Unsec. Nts., 11/1/13 232,000 243,020 9.625% Sr. Nts., 12/1/12 150,000 169,688 ------------- 412,708 -------------------------------------------------------------------------------- MATERIALS--0.7% -------------------------------------------------------------------------------- CHEMICALS--0.1% PCI Chemicals Canada, 10% Sr. Sec. Nts., 12/31/08 87,434 90,494 -------------------------------------------------------------------------------- Rhodia SA, 10.25% Sr. Unsec. Nts., 6/1/10 275,000 299,750 ------------- 390,244 --------------------------------------------------------------------------------

CONTAINERS & PACKAGING--0.3% Crown Euro Holdings SA:

9.50% Sr. Sec. Nts., 3/1/11 300,000 343,500 10.875% Sr. Sec. Nts., 3/1/13 100,000 119,250 -------------------------------------------------------------------------------- MDP Acquisitions plc, 9.625% Sr. Nts., 10/1/12 200,000 229,000 ------------- 691,750 24 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- METALS & MINING--0.1% Ispat Inland ULC, 9.75% Sr. Sec. Nts., 4/1/14 $ 250,000 $ 305,000 -------------------------------------------------------------------------------- PAPER & FOREST PRODUCTS--0.2% Abitibi-Consolidated, Inc., 8.55% Nts., 8/1/10 225,000 247,500 -------------------------------------------------------------------------------- Western Forest Products, Inc., 15% Sec. Nts., 7/28/09 5,12 156,000 176,280 ------------- 423,780 -------------------------------------------------------------------------------- TELECOMMUNICATION SERVICES--0.2% -------------------------------------------------------------------------------- DIVERSIFIED TELECOMMUNICATION SERVICES--0.2% Telus Corp., 7.50% Nts., 6/1/07 596,000 655,257 -------------------------------------------------------------------------------- UTILITIES--0.1% -------------------------------------------------------------------------------- GAS UTILITIES--0.1% Intergas Finance BV, 6.875% Bonds, 11/4/11 7,11 270,000 270,338 ------------- 10,774,973 -------------------------------------------------------------------------------- FOREIGN GOVERNMENT OBLIGATIONS--31.6% -------------------------------------------------------------------------------- ARGENTINA--0.9% Argentina (Republic of) Bonds: 1.389%, 5/3/05 9 24,000 23,657 1.98%, 8/3/12 9 2,220,000 1,671,174 Series PRE8, 2%, 1/3/10 4,5,6 [ARP] 810,000 394,260 Series PR12, 2%, 1/3/16 4,5,6 [ARP] 551,273 218,363 -------------------------------------------------------------------------------- Argentina (Republic of) Disc. Bonds, 2.345%, 3/31/23 5,6 185,000 98,050 -------------------------------------------------------------------------------- Buenos Aires (Province of) Bonds, Bonos de Consolidacion de Deudas, Series PBA1, 3.257%, 4/1/07 5,6 [ARP] 50,689 20,293 ------------- 2,425,797 -------------------------------------------------------------------------------- AUSTRALIA--1.1% Queensland Treasury Corp. Unsec. Nts., Series 09G, 6%, 7/14/09 [AUD] 3,940,000 3,025,231 -------------------------------------------------------------------------------- AUSTRIA--1.1% Austria (Republic of) Bonds, 6.25%, 7/15/27 [EUR] 1,465,000 2,332,601 -------------------------------------------------------------------------------- Austria (Republic of) Nts., Series 98-1, 5%, 1/15/08 [EUR] 470,000 641,464 ------------- 2,974,065 -------------------------------------------------------------------------------- BELGIUM--2.1% Belgium (Kingdom of) Bonds: 5%, 9/28/11 [EUR] 360,000 500,576 Series 19, 6.50%, 3/31/05 [EUR] 730,000 950,157 Series 26, 6.25%, 3/28/07 [EUR] 1,465,000 2,032,195 Series 28, 5.75%, 3/28/08 [EUR] 550,000 768,850 Series 32, 3.75%, 3/28/09 [EUR] 750,000 984,536 Series 35, 5.75%, 9/28/10 [EUR] 450,000 647,422 ------------- 5,883,736 25 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- BRAZIL--2.3% Brazil (Federal Republic of) Bonds: 8.875%, 10/14/19 $ 480,000 $ 475,200 Series 15 yr., 3.125%, 4/15/09 9 5,883 5,765 -------------------------------------------------------------------------------- Brazil (Federal Republic of) Debt Capitalization Bonds, Series 20 yr., 8%, 4/15/14 3,097,284 3,079,862 -------------------------------------------------------------------------------- Brazil (Federal Republic of) Nts., 12%, 4/15/10 460,000 549,700 -------------------------------------------------------------------------------- Brazil (Federal Republic of) Unsec. Unsub. Bonds: 10%, 8/7/11 305,000 335,500 11%, 2/4/10 [EUR] 150,000 218,503 11%, 8/17/40 1,070,000 1,208,298 Cl. B, 8.875%, 4/15/24 536,000 518,580 ------------- 6,391,408 -------------------------------------------------------------------------------- BULGARIA--0.3% Bulgaria (Republic of) Bonds: 8.25%, 1/15/15 305,000 382,775 8.25%, 1/15/15 7 305,000 382,775 ------------- 765,550 -------------------------------------------------------------------------------- COLOMBIA--0.1% Colombia (Republic of) Unsec. Unsub. Bonds, 8.375%, 2/15/27 315,000 288,225 -------------------------------------------------------------------------------- DENMARK--0.3% Denmark (Kingdom of) Nts., 4%, 8/15/08 [DKK] 5,400,000 962,302 -------------------------------------------------------------------------------- ECUADOR--0.2% Ecuador (Republic of) Unsec. Bonds, 8%, 8/15/30 9 570,000 480,225 -------------------------------------------------------------------------------- EL SALVADOR--0.1% El Salvador (Republic of) Bonds, 7.625%, 9/21/34 7 210,000 216,300 -------------------------------------------------------------------------------- FINLAND--0.1% Finland (Republic of) Sr. Unsec. Unsub. Bonds, 2.75%, 7/4/06 [EUR] 115,000 148,021 -------------------------------------------------------------------------------- FRANCE--1.4% France (Government of) Obligations Assimilables du Tresor Bonds: 5.50%, 10/25/07 [EUR] 465,000 641,343 5.50%, 10/25/10 [EUR] 245,000 349,101 5.75%, 10/25/32 [EUR] 1,070,000 1,624,240 -------------------------------------------------------------------------------- France (Government of) Treasury Nts.: 3 yr., 3.50%, 1/12/05 [EUR] 945,000 1,212,089 5 yr., 4.75%, 7/12/07 [EUR] 50,000 67,439 ------------- 3,894,212 26 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- GERMANY--5.5% Germany (Republic of) Bonds: 2%, 6/17/05 [EUR] 950,000 $ 1,213,988 5.375%, 1/4/10 [EUR] 765,000 1,077,669 Series 01, 5%, 7/4/11 [EUR] 1,600,000 2,226,830 Series 140, 4.50%, 8/17/07 [EUR] 730,000 979,152 Series 143, 3.50%, 10/10/08 [EUR] 7,765,000 10,128,663 ------------- 15,626,302 -------------------------------------------------------------------------------- GREAT BRITAIN--1.7% United Kingdom Treasury Nts., 4%, 3/7/09 [GBP] 2,725,000 4,879,905 -------------------------------------------------------------------------------- GREECE--1.1% Greece (Republic of) Bonds: 3.50%, 4/18/08 [EUR] 930,000 1,211,848 5.35%, 5/18/11 [EUR] 1,095,000 1,541,097 -------------------------------------------------------------------------------- Greece (Republic of) Sr. Unsub. Bonds, 4.65%, 4/19/07 [EUR] 265,000 355,093 ------------- 3,108,038 -------------------------------------------------------------------------------- GUATEMALA--0.1% Guatemala (Republic of) Nts.: 10.25%, 11/8/11 7 170,000 199,325 10.25%, 11/8/11 55,000 64,488 ------------- 263,813 -------------------------------------------------------------------------------- HUNGARY--0.1% Hungary (Government of) Bonds, Series 05/I, 8.50%, 10/12/05 [HUF] 68,320,000 350,605 -------------------------------------------------------------------------------- IRELAND--0.2% Ireland (Republic of) Treasury Bonds, 3.25%, 4/18/09 [EUR] 420,000 539,896 -------------------------------------------------------------------------------- ISRAEL--0.2% United States (Government of) Gtd. Israel Aid Bonds, 5.50%, 12/4/23 560,000 587,097 -------------------------------------------------------------------------------- ITALY--2.3% Italy (Republic of) Treasury Bonds: Buoni del Tesoro Poliennali, 4%, 3/1/05 [EUR] 290,000 373,242 Buoni del Tesoro Poliennali, 4.50%, 3/1/07 [EUR] 460,000 613,970 Buoni del Tesoro Poliennali, 5%, 10/15/07 [EUR] 2,475,000 3,376,559 Buoni del Tesoro Poliennali, 5%, 2/1/12 [EUR] 740,000 1,027,353 Buoni del Tesoro Poliennali, 5.25%, 12/15/05 [EUR] 860,000 1,138,351 ------------- 6,529,475 -------------------------------------------------------------------------------- IVORY COAST--0.0% Ivory Coast (Government of) Past Due Interest Bonds, 3/29/18 4,5,6 [FRF] 3,857,000 136,330 -------------------------------------------------------------------------------- JAPAN--1.9%

Japan (Government of) Bonds, 5 yr.,

Series 14, 0.40%, 6/20/06 [JPY] 572,000,000 5,418,854 27 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 --------------------------------------------------------------------------------

KOREA (SOUTH)--0.3% Korea (Republic of) Nts.:

4.25%, 6/1/13 $ 305,000 $ 297,695 8.875%, 4/15/08 460,000 542,915 ------------- 840,610 -------------------------------------------------------------------------------- MEXICO--0.7% United Mexican States Bonds: 7.50%, 4/8/33 470,000 502,195 8.30%, 8/15/31 230,000 266,455 11.375%, 9/15/16 45,000 67,050 Series M20, 8%, 12/7/23 [MXN] 8,845,000 603,413 -------------------------------------------------------------------------------- United Mexican States Unsec. Unsub. Nts., Series 6 BR, 6.75%, 6/6/06 [JPY] 40,000,000 414,645 ------------- 1,853,758 -------------------------------------------------------------------------------- NEW ZEALAND--0.1% New Zealand (Government of) Bonds, 7%, 7/15/09 13 [NZD] 450,000 320,433 -------------------------------------------------------------------------------- NIGERIA--0.1% Central Bank of Nigeria Gtd. Bonds, Series WW, 6.25%, 11/15/20 140,000 133,000 -------------------------------------------------------------------------------- Nigeria (Federal Republic of) Promissory Nts., Series RC, 5.092%, 1/5/10 135,613 123,945 ------------- 256,945 -------------------------------------------------------------------------------- PANAMA--0.4% Panama (Republic of) Bonds: 8.125%, 4/28/34 285,000 286,425 9.375%, 1/16/23 785,000 853,688 ------------- 1,140,113 -------------------------------------------------------------------------------- PERU--0.4% Peru (Republic of) Past Due Interest Bonds, Series 20 yr., 5%, 3/7/17 9 1,232,000 1,133,440 -------------------------------------------------------------------------------- PHILIPPINES--0.1% Philippines (Republic of) Bonds, 8.375%, 2/15/11 263,000 262,374 -------------------------------------------------------------------------------- POLAND--1.0% Poland (Republic of) Bonds: Series 0K0805, 5.24%, 8/12/05 2 [PLZ] 8,030,000 2,252,716 Series DS0509, 6%, 5/24/09 [PLZ] 1,800,000 510,230 Series WS0922, 5.75%, 9/23/22 [PLZ] 360,000 96,751 ------------- 2,859,697 -------------------------------------------------------------------------------- PORTUGAL--0.5% Portugal (Republic of) Obrig Do Tes Medio Prazo Nts., 4.875%, 8/17/07 [EUR] 265,000 358,520 -------------------------------------------------------------------------------- Portugal (Republic of) Obrig Do Tes Medio Prazo Unsec. Unsub. Nts., 5.85%, 5/20/10 [EUR] 805,000 1,159,505 ------------- 1,518,025 28 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- RUSSIA--1.2% Aries Vermoegensverwaltungs GmbH Unsub. Nts., Series B, 7.75%, 10/25/09 5 [EUR] 270,000 $ 375,173 -------------------------------------------------------------------------------- Ministry Finance of Russia Debs., Series VI, 3%, 5/14/06 770,000 757,010 -------------------------------------------------------------------------------- Russian Federation Unsub. Nts., 5%, 3/31/30 9 2,160,750 2,163,108 ------------- 3,295,291 -------------------------------------------------------------------------------- SOUTH AFRICA--0.2% South Africa (Republic of) Bonds: Series R157, 13.50%, 9/15/15 [ZAR] 1,780,000 380,538 Series R203, 8.25%, 9/15/17 [ZAR] 1,070,000 163,965 ------------- 544,503 -------------------------------------------------------------------------------- SPAIN--1.8% Spain (Kingdom of) Bonds: Bonos y Obligacion del Estado, 5.35%, 10/31/11 [EUR] 1,470,000 2,087,270 -------------------------------------------------------------------------------- Bonos y Obligacion del Estado, 5.75%, 7/30/32 [EUR] 840,000 1,272,052 -------------------------------------------------------------------------------- Spain (Kingdom of) Treasury Bills, 2.05%, 12/17/04 2 [EUR] 1,450,000 1,850,156 ------------- 5,209,478 -------------------------------------------------------------------------------- SWEDEN--0.2% Sweden (Kingdom of) Bonds, Series 1043, 5%, 1/28/09 [SEK] 4,420,000 664,155 --------------------------------------------------------------------------------

THE NETHERLANDS--0.5% Netherlands (Kingdom of the) Bonds:

5%, 7/15/11 [EUR] 250,000 347,750 5.50%, 1/15/28 [EUR] 735,000 1,070,901 ------------- 1,418,651 -------------------------------------------------------------------------------- TURKEY--0.1% Turkey (Republic of) Nts., 7.25%, 3/15/15 335,000 336,675 -------------------------------------------------------------------------------- VENEZUELA--0.9% Venezuela (Republic of) Nts.: 8.50%, 10/8/14 460,000 466,716 10.75%, 9/13/13 1,540,000 1,781,588 -------------------------------------------------------------------------------- Venezuela (Republic of) Sr. Unsec. Unsub Bonds, 11%, 3/5/08 [EUR] 150,000 220,782 ------------- 2,469,086 ------------- 89,018,621 -------------------------------------------------------------------------------- LOAN PARTICIPATIONS--1.4% Algeria (Republic of) Loan Participation Nts., 2.183%, 3/4/10 5,9 263,083 259,137 -------------------------------------------------------------------------------- Deutsche Bank AG: Indonesia (Republic of) Rupiah Loan Participation Nts., 2.636%, 3/21/05 9 835,000 834,666 Indonesia (Republic of) Rupiah Loan Participation Nts., 2.636%, 1/25/06 9 965,000 950,043 OAO Gazprom Loan Participation Nts., 6.50%, 8/4/05 5 960,000 982,368 29 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- LOAN PARTICIPATIONS Continued Morgan Stanley Bank AG, OAO Gazprom Unsec. Loan Participation Nts., 9.625%, 3/1/13 $ 890,000 $ 1,017,938 ------------- 4,044,152 SHARES -------------------------------------------------------------------------------- PREFERRED STOCKS--0.0% Pacific & Atlantic Holdings, Inc., 7.50% Cum. Cv., Series A 4,5,12 9,083 18,166 UNITS -------------------------------------------------------------------------------- RIGHTS, WARRANTS AND CERTIFICATES--0.0% Telus Corp. Wts., Exp. 9/15/05 4 539 6,788 PRINCIPAL AMOUNT -------------------------------------------------------------------------------- STRUCTURED NOTES--4.8% Citigroup Global Markets Holdings, Inc.: Brazilian Real Unsec. Credit Linked Nts., 0.93%, 1/14/05 $ 758,379 809,168 Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 3/15/07 [COP] 1,476,565,000 677,657 Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12 [COP] 742,500,000 333,054 Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12 [COP] 430,000,000 192,880 Peruvian Sol Unsec. Linked Nts., 1.466%, 1/14/05 [PEN] 1,605,000 504,989 -------------------------------------------------------------------------------- Credit Suisse First Boston International: Moscow (City of) Credit Linked Nts., Series Fbi 101, 10%, 12/31/10 [RUR] 9,100,000 359,490 Moscow (City of) Credit Linked Nts., Series Fbi 98, 11%, 4/23/09 [RUR] 9,495,000 371,791 OAO Gazprom Credit Linked Nts., 8.11%, 1/21/07 [RUR] 9,855,000 356,933 -------------------------------------------------------------------------------- Credit Suisse First Boston, Inc.: (USA), U.S. Dollar/South African Rand Linked Nts., Series FBi 43, 1.468%, 5/23/22 540,000 521,910 (Nassau Branch), Turkey (Republic of) Credit Linked Nts., Series EM 868, 19.92%, 8/25/05 790,000 667,408 (Nassau Branch), Turkey (Republic of) Credit Linked Nts., Series EM 872, 23.57%, 10/20/05 9 140,000 143,879 (Nassau Branch), Turkey (Republic of) Credit Linked Nts., Series EM 880, 20%, 10/18/07 415,000 415,208 -------------------------------------------------------------------------------- Deutsche Bank AG: Moscow (City of) Linked Nts., 10%, 5/27/05 [RUR] 5,140,000 186,830 Moscow (City of) Linked Nts., 15%, 9/2/05 [RUR] 15,165,000 581,508 OAO Gazprom I Credit Nts., 6.20%, 10/20/07 310,000 322,270 OAO Gazprom II Credit Nts., 5.95%, 4/20/07 310,000 320,628 Korea (Republic of) Credit Bonds, 2.49%, 6/20/09 1,525,000 1,542,995 Ukraine (Republic of) Credit Linked Nts., 6.541%, 8/5/11 1,540,000 1,593,053 -------------------------------------------------------------------------------- Lehman Brothers International: Turkey (Republic of) Treasury Bills Total Return Linked Nts., 28.25%, 5/26/05 495,199 441,272 Turkey (Republic of) Treasury Bills Total Return Linked Nts., 24.20%, 8/25/05 480,000 355,248 Turkey (Republic of) Treasury Bills Total Return Linked Nts., 20%, 10/17/07 440,000 437,800 -------------------------------------------------------------------------------- Morgan Stanley Capital Services, Inc., Venezuela (Republic of) Credit Bonds, 5%, 9/20/09 610,000 646,056 30 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- STRUCTURED NOTES Continued Pioneer 2002 Ltd. Sec. Catastrophe Linked Nts.: Series 2003-II, Cl. A, 7.88%, 6/15/06 7,9 $ 250,000 $ 256,263 Series 2003-II, Cl. B, 6.88%, 6/15/06 7,9 250,000 254,338 Series 2003-II, Cl. C, 7.63%, 6/15/06 7,9 250,000 254,375 -------------------------------------------------------------------------------- UBS AG, OAO Gazprom III Credit Nts., 4.705%, 7/5/06 770,000 807,054 ------------- 13,354,057 ------------- Total International Sector (Cost $110,660,602) 117,994,353 -------------------------------------------------------------------------------- ASSET-BACKED SECTOR--20.3% -------------------------------------------------------------------------------- ASSET-BACKED SECURITIES--3.7% -------------------------------------------------------------------------------- AUTO LOAN--2.7% Bank One Auto Securitization Trust, Automobile Receivable Certificates, Series 2003-1, Cl. A2, 1.29%, 8/21/06 176,289 175,941 -------------------------------------------------------------------------------- BMW Vehicle Owner Trust, Automobile Loan Certificates, Series 2004-A, Cl. A2, 1.88%, 10/25/06 310,000 309,365 -------------------------------------------------------------------------------- Capital Auto Receivables Asset Trust, Automobile Mtg.-Backed Nts., Series 2002-3, Cl. A2A, 3.05%, 9/15/05 57,552 57,644 -------------------------------------------------------------------------------- Chase Manhattan Auto Owner Trust, Automobile Loan Pass-Through Certificates: Series 2002-A, Cl. A4, 4.24%, 9/15/08 67,148 67,844 Series 2003-A, Cl. A2, 1.26%, 1/16/06 24,535 24,541 Series 2003-B, Cl. A2, 1.28%, 3/15/06 80,793 80,758 -------------------------------------------------------------------------------- DaimlerChrysler Auto Trust, Automobile Loan Pass-Through Certificates: Series 2002-A, Cl. A3, 3.85%, 4/6/06 116,040 116,276 Series 2003-A, Cl. A2, 1.52%, 12/8/05 227,151 227,165 Series 2003-B, Cl. A2, 1.61%, 7/10/06 452,473 452,030 Series 2004-B, Cl. A2, 2.48%, 2/8/07 5 100,000 100,074 -------------------------------------------------------------------------------- Ford Credit Auto Owner Trust, Automobile Loan Pass-Through Certificates: Series 2003-A, Cl. A2A, 1.62%, 8/15/05 7,053 7,057 Series 2004-A, Cl. A2, 2.13%, 10/15/06 440,000 439,404 -------------------------------------------------------------------------------- Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts.: Series 2002-2, Cl. A1, 1.91%, 4/15/07 5 11,659 11,659 Series 2003-3, Cl. A1, 1.50%, 1/15/08 270,783 270,091 -------------------------------------------------------------------------------- Honda Auto Receivables Owner Trust, Automobile Receivable Obligations: Series 2003-3, Cl. A2, 1.52%, 4/21/06 362,246 361,864 Series 2003-4, Cl. A2, 1.58%, 7/17/06 392,362 391,792 -------------------------------------------------------------------------------- Household Automotive Trust, Automobile Loan Certificates, Series 2003-2, Cl. A2, 1.56%, 12/18/06 157,793 157,580 -------------------------------------------------------------------------------- M&I Auto Loan Trust, Automobile Loan Certificates: Series 2002-1, Cl. A3, 2.49%, 10/22/07 172,172 172,425 Series 2003-1, Cl. A2, 1.60%, 7/20/06 308,155 307,887 -------------------------------------------------------------------------------- National City Auto Receivables Trust, Automobile Receivable Obligations, Series 2004-A, Cl. A2, 1.50%, 2/15/07 220,000 219,439 31 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- AUTO LOAN Continued Nissan Auto Lease Trust, Automobile Lease Obligations: Series 2003-A, Cl. A2, 1.69%, 12/15/05 $ 133,806 $ 133,869 Series 2004-A, Cl. A2, 2.55%, 1/15/07 170,000 169,883 -------------------------------------------------------------------------------- Nissan Auto Receivables Owner Trust, Automobile Receivable Nts.: Series 2002-A, Cl. A4, 4.28%, 10/16/06 58,018 58,472 Series 2004-A, Cl. A2, 1.40%, 7/17/06 250,000 249,239 -------------------------------------------------------------------------------- Toyota Auto Receivables Owner Trust, Automobile Mtg.-Backed Obligations: Series 2002-B, Cl. A3, 3.76%, 6/15/06 41,951 42,097 Series 2003-B, Cl. A2, 1.43%, 2/15/06 185,447 185,387 -------------------------------------------------------------------------------- USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.: Series 2002-1, Cl. A3, 2.41%, 10/16/06 81,116 81,218 Series 2003-1, Cl. A2, 1.22%, 4/17/06 46,448 46,460 Series 2004-1, Cl. A2, 1.43%, 9/15/06 600,000 598,482 Series 2004-2, Cl. A2, 2.41%, 2/15/07 230,000 230,018 -------------------------------------------------------------------------------- Volkswagen Auto Lease Trust, Automobile Lease Asset-Backed Securities, Series 2004-A, Cl. A2, 2.47%, 1/22/07 230,000 229,775 -------------------------------------------------------------------------------- Volkswagen Auto Loan Enhanced Trust, Automobile Loan Receivable Certificates: Series 2003-1, Cl. A2, 1.11%, 12/20/05 225,638 225,554 Series 2003-2, Cl. A2, 1.55%, 6/20/06 218,774 218,485 -------------------------------------------------------------------------------- Wachovia Auto Owner Trust, Automobile Receivable Nts., Series 2004-B, Cl. A2, 2.40%, 5/21/07 170,000 169,898 -------------------------------------------------------------------------------- Whole Auto Loan Trust, Automobile Loan Receivable Certificates: Series 2002-1, Cl. A3, 2.60%, 8/15/06 336,643 337,270 Series 2003-1, Cl. A2A, 1.40%, 4/15/06 325,044 324,669 Series 2004-1, Cl. A2A, 2.59%, 5/15/07 11 220,000 220,000 ------------- 7,471,612 -------------------------------------------------------------------------------- CREDIT CARD--0.4% Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2002-A3, Cl. A3, 4.40%, 5/15/07 220,000 222,510 -------------------------------------------------------------------------------- Consumer Credit Reference Index Securities Program, Credit Card Asset-Backed Certificates, Series 2002-B, Cl. FX, 10.421%, 3/22/07 5 1,000,000 1,042,383 ------------- 1,264,893 -------------------------------------------------------------------------------- EQUIPMENT--0.1% CIT Equipment Collateral, Equipment Receivable-Backed Nts., Series 2004-DFS, Cl. A2, 2.66%, 11/20/06 5 190,000 189,970 -------------------------------------------------------------------------------- HOME EQUITY LOAN--0.5% Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed Certificates: Series 2003-C, Cl. AF1, 2.14%, 7/25/18 101,268 101,141 Series 2004-A, Cl. AF1, 2.03%, 6/25/19 100,026 99,836 Series 2004-D, Cl. AF1, 2.98%, 4/25/20 5 127,796 127,818 32 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- HOME EQUITY LOAN Continued Chase Funding Mortgage Loan Asset-Backed Certificates, Home Equity Mtg. Obligations: Series 2002-4, Cl. 1A3, 3.44%, 4/25/23 $ 58,050 $ 58,152 Series 2003-3, Cl. 1A1, 2.013%, 8/25/17 9 15,441 15,450 Series 2003-4, Cl. 1A1, 2.053%, 9/25/17 9 127,562 127,639 Series 2003-4, Cl. 1A2, 2.138%, 7/25/18 100,000 99,716 -------------------------------------------------------------------------------- CIT Group Home Equity Loan Trust, Home Equity Loan Asset-Backed Certificates, Series 2003-1, Cl. A2, 2.35%, 4/20/27 142,580 142,395 -------------------------------------------------------------------------------- CitiFinancial Mortgage Securities, Inc., Home Equity Collateralized Mtg. Obligations: Series 2003-2, Cl. AF1, 2.033%, 5/25/33 9 47,386 47,413 Series 2003-3, Cl. AF1, 2.053%, 8/25/33 9 107,334 107,399 -------------------------------------------------------------------------------- Option One Mortgage Loan Trust, Home Equity Mtg. Obligations, Series 2004-3, Cl. A2, 1.99%, 11/25/34 5,9 130,000 130,081 -------------------------------------------------------------------------------- Wells Fargo Home Equity Trust, Collateralized Mtg. Obligations, Series 2004-2, Cl. AI1B, 2.94%, 9/25/18 364,710 364,318 ------------- 1,421,358 ------------- 10,347,833 -------------------------------------------------------------------------------- GOVERNMENT AGENCY--13.5% -------------------------------------------------------------------------------- FHLMC/FNMA/SPONSORED--13.4% Federal Home Loan Mortgage Corp.: 5%, 9/1/33 211,624 211,657 5%, 12/1/34 11 3,053,000 3,036,782 5.50%, 1/1/34 151,783 154,829 5.50%, 12/1/34 11 490,000 497,963 7%, 3/1/31-11/1/34 11 1,805,438 1,917,088 7%, 9/1/33-11/1/33 580,959 618,336 12%, 5/1/10-6/1/15 130,182 146,570 -------------------------------------------------------------------------------- Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations, Structured Pass-Through Securities, Series T-42, Cl. A2, 5.50%, 2/25/42 5 14 14 -------------------------------------------------------------------------------- Federal Home Loan Mortgage Corp., Gtd Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 1669, Cl. G, 6.50%, 2/15/23 71,662 72,412 Series 2055, Cl. ZM, 6.50%, 5/15/28 161,566 168,551 Series 2080, Cl. Z, 6.50%, 8/15/28 108,715 112,479 Series 2387, Cl. PD, 6%, 4/15/30 225,779 234,297 Series 2430, Cl. ND, 6.50%, 1/15/31 1,436,639 1,450,135 Series 2466, Cl. PD, 6.50%, 4/15/30 89,209 89,919 Series 2498, Cl. PC, 5.50%, 10/15/14 32,683 33,056 Series 2500, Cl. FD, 2.37%, 3/15/32 9 88,335 88,574 Series 2526, Cl. FE, 2.27%, 6/15/29 9 123,930 124,727 Series 2551, Cl. FD, 2.27%, 1/15/33 9 99,721 100,307 Series 2551, Cl. TA, 4.50%, 2/15/18 90,569 90,608 33 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- FHLMC/FNMA/SPONSORED Continued Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 177, Cl. B, (4.102)%, 7/1/26 14 $ 272,016 $ 48,276 Series 192, Cl. IO, 1.541%, 2/1/28 14 47,711 8,287 Series 200, Cl. IO, 0.982%, 1/1/29 14 58,084 10,226 Series 205, Cl. IO, (2.02)%, 9/1/29 14 334,410 57,167 Series 208, Cl. IO, (32.832)%, 6/1/30 14 300,579 48,400 Series 2074, Cl. S, 11.491%, 7/17/28 14 60,028 7,834 Series 2079, Cl. S, 9.942%, 7/17/28 14 94,621 12,384 Series 2526, Cl. SE, 20.275%, 6/15/29 14 161,306 13,703 Series 2819, Cl. S, 19.306%, 6/15/34 14 1,524,912 131,304 -------------------------------------------------------------------------------- Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 2819, Cl. PO, 11.057%, 6/15/34 15 217,845 191,954 -------------------------------------------------------------------------------- Federal National Mortgage Assn.: 4.50%, 11/1/19 11 1,219,000 1,222,428 5%, 1/1/17-7/1/17 1,132,800 1,158,300 5%, 11/1/19 11 619,000 631,767 5.50%, 3/1/33-9/1/34 1,679,103 1,713,296 5.50%, 11/1/19-11/1/34 11 7,558,000 7,766,979 6.50%, 1/1/29 1 1,471,958 1,552,590 6.50%, 10/1/30 64,172 67,687 7%, 9/1/29-8/1/34 2,524,226 2,684,006 7%, 11/1/34 11 8,267,000 8,778,521 7.50%, 6/1/10-9/1/29 349,620 374,740 8.50%, 7/1/32 25,446 27,690 11%, 7/1/16 62,789 70,803 13%, 6/1/15 160,752 185,441 -------------------------------------------------------------------------------- Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Trust 1996-35, Cl. Z, 7%, 7/25/26 416,877 438,033 Trust 1998-63, Cl. PG, 6%, 3/25/27 63,735 64,169 Trust 2001-50, Cl. NE, 6%, 8/25/30 123,068 124,305 Trust 2001-70, Cl. LR, 6%, 9/25/30 117,141 119,707 Trust 2001-72, Cl. NH, 6%, 4/25/30 96,125 99,187 Trust 2001-74, Cl. PD, 6%, 5/25/30 38,272 38,882 Trust 2002-50, Cl. PD, 6%, 9/25/27 109,713 110,063 Trust 2002-77, Cl. WF, 2.289%, 12/18/32 9 163,382 164,133 Trust 2002-94, Cl. MA, 4.50%, 8/25/09 194,842 195,608 Trust 2003-81, Cl. PA, 5%, 2/25/12 79,186 79,716 -------------------------------------------------------------------------------- Federal National Mortgage Assn., Gtd Real Estate Mtg. Investment Conduit Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Trust 2002-28, Cl. SA, 20.25%, 4/25/32 14 89,347 8,281 Trust 2002-38, Cl. SO, 27.335%, 4/25/32 14 265,701 19,606 Trust 2002-39, Cl. SD, 14.29%, 3/18/32 14 140,997 13,056 Trust 2002-48, Cl. S, 18%, 7/25/32 14 141,505 13,599 Trust 2002-53, Cl. SK, 14.135%, 4/25/32 14 87,993 8,449 Trust 2002-56, Cl. SN, 20.834%, 7/25/32 14 194,921 18,990 Trust 2002-77, Cl. IS, 21.643%, 12/18/32 14 452,675 42,581 Trust 319, Cl. 2, (1.708)%, 2/1/32 14 105,954 19,401 34 | OPPENHEIMER MULTI-SECTOR INCOME TRUST PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- FHLMC/FNMA/SPONSORED Continued Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 221, Cl. 2, (1.348)%, 5/1/23 14 $ 100,119 $ 18,007 Trust 240, Cl. 2, 0.49%, 9/1/23 14 146,156 27,369 Trust 301, Cl. 2, (5.502)%, 4/1/29 14 209,308 36,700 Trust 321, Cl. 2, (2.718)%, 3/1/32 11,14 468,320 86,975 Trust 324, Cl. 2, (7.997)%, 6/1/32 14 670,807 122,149 Trust 333, Cl. 2, 1.99%, 3/1/33 14 149,359 31,657 Trust 2001-63, Cl. SD, 23.888%, 12/18/31 14 128,642 13,330 Trust 2001-68, Cl. SC, 17.876%, 11/25/31 14 95,723 10,020 Trust 2001-81, Cl. S, 22.192%, 1/25/32 14 119,110 12,644 Trust 2002-9, Cl. MS, 17.604%, 3/25/32 14 161,845 16,675 Trust 2002-77, Cl. SH, 24.146%, 12/18/32 14 140,896 14,434 ------------- 37,879,813 -------------------------------------------------------------------------------- GNMA/GUARANTEED--0.1% Government National Mortgage Assn.: 4.75%, 7/20/27 21,351 21,606 7%, 1/15/28-3/15/28 70,596 75,473 11%, 10/20/19 49,117 55,652 12%, 11/20/13-9/20/15 69,685 79,945 -------------------------------------------------------------------------------- Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 1998-6, Cl. SA, 10.899%, 3/16/28 14 116,319 14,095 Series 1998-19, Cl. SB, 10.699%, 7/16/28 14 193,733 25,187 ------------- 271,958 ------------- 38,151,771 -------------------------------------------------------------------------------- PRIVATE--3.1% -------------------------------------------------------------------------------- COMMERCIAL--3.1% Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates, Series 1995-MD4, Cl. A5, 7.384%, 8/13/29 1,500,000 1,653,412 -------------------------------------------------------------------------------- Bank of America Mortgage Securities, Inc., Collateralized Mtg. Obligations Pass-Through Certificates: Series 2004-E, Cl. 2A9, 3.712%, 6/25/34 225,080 225,468 Series 2004-G, Cl. 2A1, 2.469%, 8/25/34 223,661 223,167 Series 2004-2, Cl. 2A1, 6.50%, 7/20/32 407,143 423,966 Series 2004-8, Cl. 5A1, 6.50%, 9/25/34 315,982 327,535 -------------------------------------------------------------------------------- Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 10.868%, 6/22/24 14 8,825,004 339,484 -------------------------------------------------------------------------------- Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations, Series 2004-J9, Cl. 1A1, 2.113%, 10/25/34 9 288,199 288,087 -------------------------------------------------------------------------------- First Union National Bank/Lehman Brothers/Bank of America Commercial Mtg. Trust, Pass-Through Certificates, Series 1998-C2, Cl. A2, 6.56%, 11/18/35 140,000 152,400 -------------------------------------------------------------------------------- GMAC Commercial Mortgage Securities, Inc., Mtg. Pass-Through Certificates: Series 1997-C1, Cl. A3, 6.869%, 7/15/29 118,848 127,972 Series 1998-C1, Cl. F, 7.709%, 5/15/30 9 2,000,000 2,002,636 35 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- COMMERCIAL Continued GSR Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 04-12, Cl. 3A1, 4.593%, 12/25/34 $ 490,000 $ 490,000 -------------------------------------------------------------------------------- Mastr Asset Securitization Trust, Pass-Through Collateralized Mtg. Obligations, Series 2004-9, Cl A3, 4.70%, 8/25/34 1,116,261 1,121,443 -------------------------------------------------------------------------------- Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30 160,000 175,328 -------------------------------------------------------------------------------- Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15 380,000 443,718 -------------------------------------------------------------------------------- Washington Mutual Mortgage Securities Corp., Collateralized Mtg. Pass-Through Certificates, Series 2003-AR12, Cl. A2, 2.446%, 2/25/34 9 188,633 188,791 -------------------------------------------------------------------------------- Wells Fargo Mortgage Backed Securities Trust, Collateralized Mtg. Obligations, Series 2004-N, Cl. A10, 3.803%, 8/25/34 5 417,465 418,639 ------------- 8,602,046 -------------------------------------------------------------------------------- OTHER--0.0% CIT Equipment Collateral, Equipment Receivable-Backed Nts., Series 2003-EF1, Cl. A2, 1.49%, 12/20/05 67,223 67,217 -------------------------------------------------------------------------------- RESIDENTIAL--0.0% Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg. Pass-Through Certificates, Series 1996-B, Cl. 1, 5.247%, 4/25/26 5,9 26,426 24,394 ------------- 8,693,657 ------------- Total Asset-Backed Sector (Cost $56,482,946) 57,193,261 -------------------------------------------------------------------------------- MONEY MARKET SECTOR--7.7% -------------------------------------------------------------------------------- JOINT REPURCHASE AGREEMENTS--7.7%

Undivided interest of 9.01% in joint repurchase agreement (Principal Amount/ Value $241,756,000, with a maturity value of $241,791,659) with Zions Bank/ Capital Markets Group, 1.77%, dated 10/29/04, to be repurchased at $21,784,213 on 11/1/04, collateralized by U.S.

Treasury Nts., 1.875%--6.75%, 5/15/05--10/15/06, with a value of $246,670,809 (Cost $21,781,000) 21,781,000 21,781,000 --------------------------------------------------------------------------------

Total Investments, at Value (excluding investments purchased with cash collateral from securities loaned) (Cost $293,764,536) 304,053,761

-------------------------------------------------------------------------------- INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--1.0% -------------------------------------------------------------------------------- REPURCHASE AGREEMENTS--1.0% CDC Financial Products, Inc. 16 2,000,000 2,000,000 -------------------------------------------------------------------------------- Greenwich Capital 16 836,445 836,445 ------------- Total Investments Purchased with Cash Collateral from Securities Loaned (Cost $2,836,445) 2,836,445 -------------------------------------------------------------------------------- TOTAL INVESTMENTS, AT VALUE (COST $296,600,981) 108.8% 306,890,206 -------------------------------------------------------------------------------- LIABILITIES IN EXCESS OF OTHER ASSETS (8.8) (24,895,046) ----------------------------- NET ASSETS 100.0% $281,995,160 ============================= 36 | OPPENHEIMER MULTI-SECTOR INCOME TRUST FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP Argentine Peso AUD Australian Dollar COP Colombian Peso DKK Danish Krone EUR Euro FRF French Franc GBP British Pound Sterling HUF Hungarian Forint JPY Japanese Yen MXN Mexican Nuevo Peso NZD New Zealand Dollar PEN Peruvian New Sol PLZ Polish Zloty RUR Russian Ruble SEK Swedish Krona ZAR South African Rand 1. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $7,117,163. See Note 6 of Notes to Financial Statements. 2. Zero coupon bond reflects effective yield on the date of purchase. 3. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements. 4. Non-income producing security. 5. Illiquid or restricted security. See Note 11 of Notes to Financial Statements. 6. Issue is in default. See Note 1 of Notes to Financial Statements. 7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $14,214,332 or 5.04% of the Fund's net assets as of October 31, 2004. 8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date. 9. Represents the current interest rate for a variable or increasing rate security. 10. Received as the result of issuer reorganization. 11. When-issued security or forward commitment to be delivered and settled after October 31, 2004. See Note 1 of Notes to Financial Statements. 12. Interest or dividend is paid-in-kind. 13. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                     PRINCIPAL     EXPIRATION    EXERCISE      PREMIUM         VALUE
                               SUBJECT TO CALL           DATE       PRICE     RECEIVED    SEE NOTE 1
----------------------------------------------------------------------------------------------------

New Zealand (Government of)
Bonds, 7%, 7/15/09                         450NZD     12/9/04       6.205NZD   $1,335        $2,793
14. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,250,270 or 0.44% of the Fund's net assets as of October 31, 2004. 15. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $191,954 or 0.07% of the Fund's net assets as of October 31, 2004. 16. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 12 of Notes to Financial Statements. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 37 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF ASSETS AND LIABILITIES October 31, 2004 --------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------

Investments, at value (including securities loaned of $11,528,781)
(cost $296,600,981)--see accompanying statement of investments                              $ 306,890,206
---------------------------------------------------------------------------------------------------------
Cash                                                                                            1,653,961
---------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $94,660)                                                            94,640
---------------------------------------------------------------------------------------------------------
Collateral for securities loaned                                                                8,912,511
---------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                             620,462
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $6,937,115 sold on a when-issued basis or forward commitment)       9,630,772
Interest, dividends and principal paydowns                                                      3,761,128
Futures margins                                                                                   129,212
Other                                                                                              23,089
                                                                                            -------------
Total assets                                                                                  331,715,981

---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $1,335)
--see accompanying statement of investments                                                         2,793
---------------------------------------------------------------------------------------------------------
Swaptions written, at value (premiums received $49,210)                                            81,455
---------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                     11,748,956
---------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                           1,173,743
---------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                         108,994
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $31,427,151 purchased on a when-issued basis
or forward commitment)                                                                         35,907,699
Closed foreign currency contracts                                                                 502,428
Trustees' compensation                                                                             59,142
Shareholder communications                                                                         43,639
Management and administrative fees                                                                 37,126
Other                                                                                              54,846
                                                                                            -------------
Total liabilities                                                                              49,720,821

---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                  $ 281,995,160
                                                                                            =============
38 | OPPENHEIMER MULTI-SECTOR INCOME TRUST
----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------

Par value of shares of beneficial interest                                                  $     292,299
----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                    299,460,018
----------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                               8,927,863
----------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                (36,472,410)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                               9,787,390
----------------------------------------------------------------------------------------------------------
NET ASSETS--applicable to 29,229,920 shares of beneficial interest outstanding              $ 281,995,160
                                                                                            ==============

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                   $        9.65
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 39 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENT OF OPERATIONS For the Year Ended October 31, 2004 -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- INVESTMENT INCOME -------------------------------------------------------------------------------- Interest $ 14,846,745 -------------------------------------------------------------------------------- Fee income 686,330 -------------------------------------------------------------------------------- Dividends (net of foreign withholding taxes of $4,973) 103,932 -------------------------------------------------------------------------------- Portfolio lending fees 12,194 ------------- Total investment income 15,649,201 -------------------------------------------------------------------------------- EXPENSES -------------------------------------------------------------------------------- Management fees 1,788,296 -------------------------------------------------------------------------------- Shareholder communications 76,583 -------------------------------------------------------------------------------- Legal, auditing and other professional fees 59,886 -------------------------------------------------------------------------------- Custodian fees and expenses 35,107 -------------------------------------------------------------------------------- Trustees' compensation 12,540 -------------------------------------------------------------------------------- Other 56,575 ------------- Total expenses 2,028,987 Less reduction to custodian expenses (4,319) ------------- Net expenses 2,024,668 -------------------------------------------------------------------------------- NET INVESTMENT INCOME 13,624,533 -------------------------------------------------------------------------------- REALIZED AND UNREALIZED GAIN (LOSS) --------------------------------------------------------------------------------

Net realized gain (loss) on:

Investments (including premiums on options exercised) (353,176) Closing of futures contracts (33,099) Closing and expiration of option contracts written 229,159 Closing and expiration of swaption contracts (37,023) Foreign currency transactions 5,595,937 Swap contracts 1,404,948 ------------- Net realized gain 6,806,746 --------------------------------------------------------------------------------

Net change in unrealized appreciation on:

Investments 6,704,507 Translation of assets and liabilities denominated in foreign currencies (164,844) Futures contracts 409,817 Option contracts (114,531) Swaption contracts (46,897) Swap contracts (209,432) ------------- Net change in unrealized appreciation 6,578,620 -------------------------------------------------------------------------------- NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $ 27,009,899 ============= SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 40 | OPPENHEIMER MULTI-SECTOR INCOME TRUST STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                                   2004             2003
-----------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------
Net investment income                                           $  13,624,533    $  18,320,998
-----------------------------------------------------------------------------------------------
Net realized gain (loss)                                            6,806,746         (998,513)
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                6,578,620       30,285,612
                                                                -------------------------------
Net increase in net assets resulting from operations               27,009,899       47,608,097

-----------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------
Dividends from net investment income                              (17,362,572)     (14,030,362)

-----------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------
Total increase                                                      9,647,327       33,577,735
-----------------------------------------------------------------------------------------------
Beginning of period                                               272,347,833      238,770,098
                                                                -------------------------------
End of period (including accumulated net investment income of
$8,927,863 and $6,727,359, respectively)                        $ 281,995,160    $ 272,347,833
                                                                ===============================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 41 | OPPENHEIMER MULTI-SECTOR INCOME TRUST FINANCIAL HIGHLIGHTS --------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                  2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $      9.32     $      8.17     $      8.37     $      8.85     $      9.45
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .47             .63             .65             .78             .86
Net realized and unrealized gain (loss)                  .45            1.00            (.18)           (.44)           (.62)
                                                 ------------------------------------------------------------------------------
Total from investment operations                         .92            1.63             .47             .34             .24
-------------------------------------------------------------------------------------------------------------------------------
Dividend and/or distributions to shareholders:
Dividends from net investment income                    (.59)           (.48)           (.67)           (.79)           (.68)
Tax return of capital distribution                        --              --              --            (.03)           (.16)
                                                 ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.59)           (.48)           (.67)           (.82)           (.84)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $      9.65     $      9.32     $      8.17     $      8.37     $      8.85
                                                 ==============================================================================
Market value, end of period                      $      8.50     $      8.34     $      7.36     $      8.08     $      7.88
                                                 ==============================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT MARKET VALUE 1                         8.53%          20.44%          (1.35)%         12.79%           6.93%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $   281,995     $   272,348     $   238,770     $   244,166     $   257,629
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $   274,432     $   256,904     $   243,498     $   251,362     $   269,849
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   4.96%           7.13%           7.82%           8.99%           9.27%
Expenses                                                0.74% 3         0.69% 3         0.82% 3         0.75% 3         0.84% 3
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   79% 4           93%             70%            133%            104%
1. Assumes a purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Reduction to custodian expenses less than 0.01%. 4. The portfolio turnover rate excludes purchase and sales transactions of To Be Announced (TBA) mortgage-related securities of $369,582,610 and $378,110,185, respectively. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 42 | OPPENHEIMER MULTI-SECTOR INCOME TRUST NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Multi-Sector Income Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund’s investment objective is to seek high current income consistent with preservation of capital. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------

STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of October 31, 2004, the market value of these securities comprised 4.9% of the Fund’s net assets and resulted in unrealized gains of $421,707.

-------------------------------------------------------------------------------- SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward 43 | OPPENHEIMER MULTI-SECTOR INCOME TRUST NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued

commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of October 31, 2004, the Fund had purchased $31,427,151 of securities on a when-issued basis or forward commitment and sold $6,937,115 of securities issued on a when-issued basis or forward commitment.

        In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

        Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------

SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of October 31, 2004, securities with an aggregate market value of $4,147,262, representing 1.47% of the Fund’s net assets, were in default.

-------------------------------------------------------------------------------- FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates 44 | OPPENHEIMER MULTI-SECTOR INCOME TRUST

of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

--------------------------------------------------------------------------------

JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

45 | OPPENHEIMER MULTI-SECTOR INCOME TRUST NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued NET UNREALIZED APPRECIATION BASED ON COST OF SECURITIES AND UNDISTRIBUTED UNDISTRIBUTED ACCUMULATED OTHER INVESTMENTS NET INVESTMENT LONG-TERM LOSS FOR FEDERAL INCOME INCOME GAIN CARRYFORWARD 1,2,3,4 TAX PURPOSES --------------------------------------------------------------------------- $9,540,865 $-- $35,446,278 $7,888,873 1. As of October 31, 2004, the Fund had $35,438,648 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 31, 2004, details of the capital loss carryforwards were as follows: EXPIRING

2006 $ 190,030 2007 11,561,894 2008 5,440,197 2009 4,239,210 2010 9,434,931 2011 4,572,386

Total $ 35,438,648 ============ 2. The Fund had $7,630 of straddle losses which were deferred. 3. During the fiscal year ended October 31, 2004, the Fund utilized $1,319,511 of capital loss carryforward to offset capital gains realized in that fiscal year. 4. During the fiscal year ended October 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

INCREASE TO INCREASE TO ACCUMULATED ACCUMULATED NET NET INVESTMENT REALIZED LOSS INCOME ON INVESTMENTS ------------------------------------ $ 5,938,543 $ 5,938,543

The tax character of distributions paid during the years ended October 31, 2004 and October 31, 2003 was as follows:

YEAR ENDED YEAR ENDED OCTOBER 31, 2004 OCTOBER 31, 2003 --------------------------------------------------------------- Distributions paid from: Ordinary income $ 17,362,572 $ 14,030,362 46 | OPPENHEIMER MULTI-SECTOR INCOME TRUST

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities $ 297,215,893 Federal tax cost of other investments (5,111,044) ----------------- Total federal tax cost $ 292,104,849 ================= Gross unrealized appreciation $ 17,734,504 Gross unrealized depreciation (9,845,631) ----------------- Net unrealized appreciation $ 7,888,873 ================= --------------------------------------------------------------------------------

TRUSTEES’ COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2004, the Fund’s projected benefit obligations were increased by $5,389 and payments of $6,260 were made to retired trustees, resulting in an accumulated liability of $50,674 as of October 31, 2004.

        The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

47 | OPPENHEIMER MULTI-SECTOR INCOME TRUST NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued

CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

-------------------------------------------------------------------------------- SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. -------------------------------------------------------------------------------- 2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of $.01 par value shares of beneficial interest. There were no transactions in shares of beneficial interest for the year ended October 31, 2004 and the year ended October 31, 2003.

-------------------------------------------------------------------------------- 3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended October 31, 2004, were $119,043,539 and $138,915,376, respectively. There were purchases of $58,775,473 and sales of $47,115,935 of U.S. government and government agency obligations for the year ended October 31, 2004. In addition, there were purchases of $369,582,610 and sales of $378,110,185 of To Be Announced (TBA) mortgage-related securities for the year ended October 31, 2004.

-------------------------------------------------------------------------------- 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.65% on the Fund’s average annual net assets.

-------------------------------------------------------------------------------- TRANSFER AGENT FEES. Shareholder Financial Services, Inc. (SFSI), a wholly-owned subsidiary of the Manager, is the transfer agent and registrar for the Fund. Fees paid to SFSI are based on the number of accounts, plus out-of-pocket costs and expenses. -------------------------------------------------------------------------------- 5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts

48 | OPPENHEIMER MULTI-SECTOR INCOME TRUST

to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

        The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of October 31, 2004, the Fund had outstanding foreign currency contracts as follows:

                                                                 CONTRACT       VALUATION
                                           EXPIRATION              AMOUNT           AS OF     UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION                            DATES               (000S)  OCT. 31, 2004   APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Argentine Peso (ARP)                           2/2/05            1,430ARP   $     473,567   $      6,948   $         --
Australian Dollar (AUD)                      11/18/04            1,230AUD         919,204         22,792             --
Brazilian Real (BRR)                12/14/04-10/21/05           14,345BRR       4,782,185        145,786            844
British Pound
Sterling (GBP)                               11/18/04              500GBP         917,567         21,187             --
Chilean Peso (CLP)                   11/22/04-12/2/04          213,670CLP         348,772          1,900             --
Czech Koruna (CZK)                            4/22/05           11,055CZK         448,133          6,983             --
Euro (EUR)                                    12/9/04            3,400EUR       4,348,883        131,421             --
Japanese Yen (JPY)                   12/22/04-3/31/05        1,634,640JPY      15,569,887        261,929             --
New Zealand
Dollar (NZD)                                 11/18/04            1,320NZD         901,673          4,496             --
Polish Zloty (PLZ)                           12/27/04              828PLZ         242,654         10,832             --
Russian Ruble (RUR)                          10/27/05            9,910RUR         338,852             --            648
Turkish Lira (TRL)                            1/27/05      535,360,000TRL         347,449          2,111             --
Ukraine Hryvnia (UAH)                         11/1/04            1,465UAH         275,428             --          1,510
                                                                                            ---------------------------
                                                                                                 616,385          3,002
                                                                                            ---------------------------

CONTRACTS TO SELL
British Pound
Sterling (GBP)                       11/9/04-12/14/04            2,720GBP       4,992,810             --        106,571
Euro (EUR)                           11/16/04-4/22/05           17,085EUR      21,854,214             --        993,304
Japanese Yen (JPY)                           11/18/04           99,000JPY         936,348             --         32,214
Mexican Nuevo
Peso (MXN)                                   11/26/04            6,360MXN         548,666          3,825             --
Russian Ruble (RUR)                          11/29/04            9,910RUR         345,044            252             --
Swiss Franc (CHF)                            11/18/04            1,120CHF         938,684             --         38,652
                                                                                            ---------------------------
                                                                                                   4,077      1,170,741
                                                                                            ---------------------------
Total unrealized appreciation and
depreciation                                                                                $    620,462   $  1,173,743
                                                                                            ===========================
49 | OPPENHEIMER MULTI-SECTOR INCOME TRUST NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

        The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

        Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

        Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

        Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

50 | OPPENHEIMER MULTI-SECTOR INCOME TRUST

As of October 31, 2004, the Fund had outstanding futures contracts as follows:

                                                                       VALUATION AS OF        UNREALIZED
                                              EXPIRATION   NUMBER OF       OCTOBER 31,      APPRECIATION
CONTRACT DESCRIPTION                               DATES   CONTRACTS              2004     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
DAX Index                                       12/17/04           5   $       635,842    $          (16)
Euro-Bundesobligation, 10 yr.                    12/8/04          11         1,645,485            39,724
FTSE 100 Index                                  12/17/04           1            85,239               967
Japan (Government of) Bonds, 10 yr.              12/9/04           1         1,305,334            20,220
NASDAQ 100 Index                                12/16/04          11         1,639,000           115,514
United Kingdom Long Gilt                        12/29/04           2           398,219             1,619
U.S. Long Bonds                                 12/20/04         145        16,507,344           247,784
U.S. Treasury Nts., 10 yr.                      12/20/04         192        21,804,000           223,507
                                                                                          ---------------
                                                                                                 649,319
                                                                                          ---------------

CONTRACTS TO SELL
Japan (Government of) Bonds, 10 yr. 12/9/04                        3         3,916,001           (60,661)
U.S. Treasury Nts., 2 yr.                       12/30/04         166        35,153,094           (42,876)
U.S. Treasury Nts., 5 yr.                       12/20/04         106        11,805,750          (109,631)
                                                                                          ---------------
                                                                                                (213,168)
                                                                                          ---------------
                                                                                          $      436,151
                                                                                          ===============
-------------------------------------------------------------------------------- 7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

        The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

        Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

        Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

        The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security [or commodity] increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security [or commodity] decreases and the option is exercised. The risk in buying

51 | OPPENHEIMER MULTI-SECTOR INCOME TRUST NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 7. OPTION ACTIVITY Continued

an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended October 31, 2004 was as follows:

                                               CALL OPTIONS                     PUT OPTIONS
                                 ---------------------------    ----------------------------
                                    PRINCIPAL/   PRINCIPAL/
                                     NUMBER OF    AMOUNT OF        NUMBER OF      AMOUNT OF
                                     CONTRACTS     PREMIUMS        CONTRACTS       PREMIUMS
--------------------------------------------------------------------------------------------

Options outstanding as of
October 31, 2003                     5,310,000   $   69,674      391,000,000    $    72,987
Options written                    915,000,450       66,980      295,000,000         41,194
Options closed or expired         (918,540,000)    (114,978)    (686,000,000)      (114,181)
Options exercised                   (1,770,000)     (20,341)              --             --
                                 -----------------------------------------------------------
Options outstanding as of
October 31, 2004                           450   $    1,335               --    $        --
                                 ===========================================================
-------------------------------------------------------------------------------- 8. INTEREST RATE SWAP CONTRACTS

The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

        Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

As of October 31, 2004, the Fund had entered into the following interest rate swap agreements:

                                   FIXED RATE      FLOATING RATE
                                      PAID BY        RECEIVED BY                                    UNREALIZED
SWAP               NOTIONAL       THE FUND AT        THE FUND AT      FLOATING   TERMINATION      APPRECIATION
COUNTERPARTY         AMOUNT     OCT. 31, 2004      OCT. 31, 2004    RATE INDEX         DATES     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------

Deutsche Bank                                                           90-day
AG, 5 yr.        20,340,000TWD           1.04%             1.024%    CPTW Rate       8/19/09    $          (95)
                                                                   Three-Month
Deutsche Bank                                                            LIBOR
AG, 10 yr.        4,000,000              1.68               5.32      BBA Rate       5/12/14           356,652
Deutsche Bank                                                      Three-Month
AG, 5 yr.         1,820,000            3.1025               1.81    LIBOR flat        3/4/08            10,758
52 | OPPENHEIMER MULTI-SECTOR INCOME TRUST

                                        FIXED RATE    FLOATING RATE
                                           PAID BY      RECEIVED BY                                        UNREALIZED
SWAP                   NOTIONAL        THE FUND AT      THE FUND AT         FLOATING    TERMINATION      APPRECIATION
COUNTERPARTY             AMOUNT      OCT. 31, 2004    OCT. 31, 2004       RATE INDEX          DATES     (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------

Deutsche Bank
AG, 5 yr.            28,440,000INR            4.88             4.50              IRS        1/15/09    $       33,877
JPMorgan                                                                   Six-Month
Chase Bank              360,000EUR           3.135             2.08       LIBOR flat        7/14/08            (3,072)
JPMorgan                                                                   Six-Month
Chase Bank          100,600,000HUF            9.13             7.00       LIBOR flat        7/14/08           (41,992)
                                                                         Three-Month
JPMorgan                                                                       LIBOR
Chase Bank            8,500,000               2.09             4.41         BBA Rate       10/22/14           (92,304)
                                                                         Three-Month
JPMorgan                                                                       LIBOR
Chase Bank           15,000,000              3.663             3.66         BBA Rate       10/22/09           (49,140)
                                                                         Three-Month
JPMorgan                                                                       LIBOR
Chase Bank           27,000,000               2.21           4.0725         BBA Rate         5/6/09           909,839
JPMorgan                                                                 Three-Month
Chase Bank            8,500,000               1.95             4.38            LIBOR        9/27/09           (61,034)
JPMorgan                                                                 Three-Month
Chase Bank            9,000,000               4.24             1.65            LIBOR        7/23/09          (316,087)
                                                                         Three-Month
JPMorgan                                                                       LIBOR
Chase Bank              710,000               1.68             4.94         BBA Rate        4/30/14            41,910
JPMorgan                                                                 Three-Month
Chase Bank            4,300,000              3.052             1.86       LIBOR flat        3/10/08            33,311
Morgan Stanley
Capital Services,                                                        Three-Month
Inc.                  8,500,000               3.82             1.71       LIBOR flat       11/10/08          (201,171)
Morgan Stanley
Capital Services,                                                        Three-Month
Inc.                 11,000,000               2.32             1.71       LIBOR flat       11/10/05           (19,783)
                                                                                                       --------------
                                                                                                       $      601,669
                                                                                                       ==============

Notional amount is reported in U.S. Dollars, except for those denoted in the following currencies. Index abbreviations and currencies are as follows:

EUR Euro HUF Hungary Forints INR Indian Rupee TWD New Taiwan Dollar CPTW Bloomberg Taiwan Secondary Commercial Papers IRS India Swap Composites LIBOR London-Interbank Offered Rate LIBOR BBA London-Interbank Offered Rate British Bankers Association 53 | OPPENHEIMER MULTI-SECTOR INCOME TRUST NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 9. CREDIT SWAP CONTRACTS

The Fund may enter into a credit swap transaction to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations). The Fund pays an annual interest fee on the notional amount in exchange for the counterparty paying in a potential credit event.

During the year ended October 31, 2004, the Fund entered into transactions to hedge credit risk. Information regarding the credit swaps is as follows:

                                                                          VALUATION AS OF        UNREALIZED
                                                EXPIRATION     NOTIONAL       OCTOBER 31,      APPRECIATION
CONTRACT DESCRIPTION                                 DATES       AMOUNT              2004     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------

Citigroup Global Markets Ltd.,
Venezuela (Republic of) Credit Nts.               11/20/09   $1,220,000   $         3,803    $        3,803
------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
Export-Import Bank of Korea Credit Bonds           6/20/09      300,000            (3,540)           (3,540)
Korea Deposit Insurance Corp. Credit Bonds         6/20/09      300,000            (3,660)           (3,660)
Korea Development Bank Credit Bonds                6/20/09      300,000            (3,390)           (3,390)
Korea Electric Power Corp. Credit Bonds            6/20/09      300,000            (3,810)           (3,810)
Philippines (Republic of) 10 yr. Credit Bonds      7/25/13      630,000            27,216            27,216
Samsung Electronic Co. Ltd. Credit Bonds           6/20/09      300,000            (3,420)           (3,420)
Ukraine (Republic of) Credit Bonds                10/29/09      615,000                --                --
United Mexican States Credit Bonds                 9/20/13      630,000           (31,457)          (31,457)
Venezuela (Republic of) Credit Bonds              10/20/09    1,220,000           (27,957)          (27,957)
Venezuela (Republic of) Credit Bonds              10/20/09      460,000            (7,473)           (7,473)
------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank:
Export-Import Bank of Korea Credit Bonds           6/20/09      150,000            (3,151)           (3,151)
Jordan (Kingdom of) Credit Nts.                     6/6/06      175,000            (1,602)           (1,602)
Korea Deposit Insurance Corp. Credit Bonds         6/20/09      150,000            (3,222)           (3,222)
Korea Development Bank Credit Bonds                6/20/09      150,000            (3,118)           (3,118)
Korea Electric Power Co. Credit Bonds              6/20/09      150,000            (3,356)           (3,356)
Russian Federation Credit Bonds                    10/9/13      330,000            (2,678)           (2,678)
Samsung Electronics Co. Ltd. Credit Bonds          6/20/09      150,000            (3,090)           (3,090)
------------------------------------------------------------------------------------------------------------
Lehman Brothers Special Financing, Inc.:
Brazil (Federal Republic of) Credit Bonds          8/20/09    1,240,000          (113,344)         (113,344)
Brazil (Federal Republic of) Credit Bonds         10/20/09      150,000              (632)             (632)
Brazil (Federal Republic of) Credit Bonds           3/5/08      150,000            (4,372)           (4,372)
54 | OPPENHEIMER MULTI-SECTOR INCOME TRUST

                                                                          VALUATION AS OF        UNREALIZED
                                                EXPIRATION     NOTIONAL       OCTOBER 31,      APPRECIATION
CONTRACT DESCRIPTION                                 DATES       AMOUNT              2004     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------

Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Bonds          8/20/09   $  505,000   $       (46,129)   $      (46,129)
Brazil (Federal Republic of) Credit Bonds          8/20/09      505,000           (47,215)          (47,215)
Hungary (Republic of) Credit Bonds                 12/2/13      900,000           (21,726)          (21,726)
Philippines (Republic of) Credit Bonds             6/20/09      175,000            (1,680)           (1,680)
Philippines (Republic of) Credit Bonds             6/20/09       85,000              (986)             (986)
Philippines (Republic of) Credit Bonds             9/20/09      365,000            (1,102)           (1,102)
Philippines (Republic of) Credit Bonds             6/20/09      175,000            (2,729)           (2,729)
Venezuela (Republic of) Credit Bonds               8/20/06      920,000            39,041            39,041
Venezuela (Republic of) Credit Bonds               8/20/09      460,000           (39,674)          (39,674)
Venezuela (Republic of) Credit Bonds               2/20/14      540,000          (124,586)         (124,586)
------------------------------------------------------------------------------------------------------------
UBS AG:
Brazil (Federal Republic of) Credit Bonds         10/20/09      420,000            (2,708)           (2,708)
Venezuela (Republic of) Credit Bonds               6/20/14    1,230,000          (267,566)         (267,566)
Venezuela (Republic of) Credit Bonds               8/20/06      610,000           (25,923)          (25,923)
Venezuela (Republic of) Credit Bonds               8/20/09      305,000            24,573            24,573
                                                                                             ---------------
                                                                                             $     (710,663)
                                                                                             ===============
-------------------------------------------------------------------------------- 10. SWAPTION TRANSACTIONS

The Fund may enter into a swaption transaction, whereby a contract that grants the holder, in return for payment of the purchase price (the “premium”) of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer receives premiums and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. Swaptions written are reported as a liability in the Statement of Assets and Liabilities.

Written swaption activity for the year ended October 31, 2004 was as follows:

NOTIONAL AMOUNT OF AMOUNT PREMIUMS ---------------------------------------------------------------- Swaptions outstanding as of October 31, 2003 2,220,000 $ 19,758 Swaptions written 10,505,000 89,878 Swaptions closed or expired (5,670,000) (60,426) ------------------------ Swaptions outstanding as of October 31, 2004 7,055,000 $ 49,210 ======================== 55 | OPPENHEIMER MULTI-SECTOR INCOME TRUST NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 10. SWAPTION TRANSACTIONS Continued

As of October 31, 2004, the Fund had entered into the following swaption contracts.:

                                 NOTIONAL     EXPIRATION    EXERCISE     PREMIUM         VALUE
SWAPTIONS                          AMOUNT          DATES       PRICE    RECEIVED    SEE NOTE 1
----------------------------------------------------------------------------------------------

Deutsche Bank AG                3,940,000AUD     11/4/04       5.997%   $ 18,387    $   40,294
Lehman Brothers International   3,115,000GBP    12/30/04       5.150      30,823        41,161
                                                                        ----------------------
                                                                        $ 49,210    $   81,455
                                                                        ======================

Notional amount is denoted in the following currencies:.

AUD Australian Dollar GBP British Pound Sterling -------------------------------------------------------------------------------- 11. ILLIQUID OR RESTRICTED SECURITIES

As of October 31, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2004 was $13,170,847, which represents 4.67% of the Fund’s net assets, of which $41,771 is considered restricted. Information concerning restricted securities is as follows:

ACQUISITION VALUATION AS OF UNREALIZED SECURITY DATE COST OCTOBER 31, 2004 DEPRECIATION -------------------------------------------------------------------------------- CURRENCY Argentine Peso (ARP) 10/8/04 $ 42,052 $ 41,771 $ 281 -------------------------------------------------------------------------------- 12. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of

56 | OPPENHEIMER MULTI-SECTOR INCOME TRUST

October 31, 2004, the Fund had on loan securities valued at $11,528,781. Cash of $11,748,956 was received as collateral for the loans, of which $2,836,445 has been invested in approved instruments.

-------------------------------------------------------------------------------- 13. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, “OppenheimerFunds”), as well as 51 of the Oppenheimer funds (collectively, the “Funds”) excluding this Fund, and nine Directors/ Trustees of certain of the Funds (collectively, the “Directors/Trustees”). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment Company Act of 1940 and at common law. By order dated October 27, 2004, these six actions, and future related actions, were consolidated by the U.S. District Court for the Southern District of New York into a single consolidated proceeding in contemplation of the filing of a superseding consolidated and amended complaint.

        OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

57 | OPPENHEIMER MULTI-SECTOR INCOME TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM --------------------------------------------------------------------------------